                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

    Filed by the Registrant /X/

    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, For Use of Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to 240, 14a-11(c) or 240, 14a-12

                                          LOEHMANN'S, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee:
(Check the appropriate box)

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregrate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                                LOEHMANN'S, INC.
                               2500 HALSEY STREET
                             BRONX, NEW YORK 10461

             NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
                                 JUNE 19, 1997

TO OUR STOCKHOLDERS:

    The Annual Meeting of the stockholders of Loehmann's, Inc., a Delaware corporation (the "Company"), will be held at the offices of the Company at 9:00 a.m., June 19, 1997 to consider and vote on the following matters described in this notice and the accompanying Proxy Statement:

        1. To elect two directors each to serve as a Class B Director for the ensuing three years and until their successors are duly elected and qualified.

        2. To consider and act upon a proposal to amend and restate the Certificate of Incorporation of the Company pursuant to which, among other things, the number of authorized shares of Preferred Stock will be reduced from 41,500,000 to 1,000,000.

        3.  To approve the Company's Stock Option Plan for Non-Employee
    Directors.

        4.  To approve the Company's Directors Deferred Compensation Plan.

        5. To approve the Company's Amended and Restated New Stock Incentive Plan pursuant to which the number of shares of Common Stock reserved for issuance under such plan will be increased by 200,000 shares and certain other changes will be made to reflect recent changes to the rules promulgated under Section 16 of the Securities Exchange Act of 1934, as amended.

        6. To ratify the appointment of Ernst & Young LLP as independent accountants for the Company for the fiscal year ending January 31, 1998.

        7. To transact such other business as may properly come before the meeting or any adjournments thereof.

    The Board of Directors has fixed the close of business on April 28, 1997 as the record date for determination of stockholders entitled to vote at the Annual Meeting, or any adjournments thereof, and only record holders of Common Stock at the close of business on that day will be entitled to vote.

    TO ASSURE REPRESENTATION AT THE ANNUAL MEETING, STOCKHOLDERS ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE. Any stockholder attending the Annual Meeting may vote in person even if he or she previously returned a proxy.

    If you do plan to attend the Annual Meeting in person, we would appreciate your response by indicating at the appropriate place on the proxy card enclosed.

                                        By Order of the Board of Directors,
                                        Philip Kaplan
                                        President, Chief Operating Officer and
                                        Secretary

New York, New York
May 9, 1997

                                LOEHMANN'S, INC.
                               2500 HALSEY STREET
                             BRONX, NEW YORK 10461
                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                          MEETING DATE: JUNE 19, 1997

    This Proxy Statement is being sent on or about May 9, 1997 in connection with the solicitation of proxies by the Board of Directors of Loehmann's, Inc., a Delaware corporation (the "Company"). The proxies are for use at the 1997 Annual Meeting of the Stockholders of the Company (the "Annual Meeting"), which will be held at the offices of the Company, June 19, 1997, at 9:00 a.m., and at any meetings held upon adjournment thereof (the "Annual Meeting"). The record date for the Annual Meeting is the close of business on April 28, 1997 (the "Record Date"). Only holders of record of the Company's Common Stock, $0.01 par value per share (the "Common Stock"), on the Record Date are entitled to notice of the Annual Meeting and to vote at the Annual Meeting and at any meetings held upon adjournment thereof.

    A proxy card is enclosed. Whether or not you plan to attend the Annual Meeting in person, please date, sign and return the enclosed proxy card as promptly as possible, in the postage-prepaid envelope provided, to ensure that your shares will be voted at the Annual Meeting. Any stockholder who returns a proxy in such form has the power to revoke it at any time prior to its effective use by filing an instrument revoking it or a duly executed proxy bearing a later date with the Secretary of the Company or by attending the Annual Meeting and voting in person. Unless contrary instructions are given, any such proxy, if not revoked, will be voted at the Annual Meeting for (i) the nominees for election as directors as set forth in this Proxy Statement, (ii) the proposal to amend and restate the Certificate of Incorporation of the Company (the "Restated Certificate"), (iii) the proposal to approve the Company's Stock Option Plan for Non-Employee Directors (the "Directors Stock Option Plan"), (iv) the proposal to approve the Company's Directors Deferred Compensation Plan (the "Directors Deferred Compensation Plan"), (v) the proposal to approve the Company's Amended and Restated New Stock Incentive Plan, pursuant to which the Company will reserve an additional 200,000 shares of Common Stock for issuance under the Company's New Stock Incentive Plan and certain other changes will be made to reflect recent changes to the rules promulgated under Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (as amended, the "Amended and Restated New Stock Plan"), (vi) the ratification of the appointment of Ernst & Young LLP as independent accountants for the Company and
(vii) with regard to all other matters which may properly come before the Annual Meeting, for or against such matters as recommended by the Board of Directors, in its discretion.

    An Annual Report to Stockholders for the year ended February 1, 1997, including financial statements, is being concurrently distributed to stockholders of record as of the Record Date. The date of this Proxy Statement is the approximate date on which the Proxy Statement and form of proxy were first sent or given to stockholders.

                               VOTING SECURITIES

    At the Record Date, there were 8,779,322 shares of Common Stock outstanding. The presence, either in person or by proxy, of persons entitled to vote a majority of the Company's outstanding Common Stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum, but are not considered as having voted for purposes of determining the outcome of a vote. No other voting securities of the Company were outstanding at the Record Date. Holders of Common Stock have one vote for each share on any matter that may be presented for consideration and action by the stockholders at the Annual Meeting. The Restated Certificate must be approved by the holders of a majority of the outstanding Common Stock on the Record Date. The Directors Stock Option Plan, the Directors Deferred Compensation Plan, the New Stock Plan Amendment and the ratification of the appointment of the independent accountants must be approved by a majority vote of the stockholders present in person or represented by proxy at the Annual Meeting. Each director will be elected by a plurality of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting.

                             SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information as of April 28, 1997 with respect to beneficial ownership of shares of the Common Stock by (i) all stockholders known by the Company to be beneficial owners of more than 5% of such class, (ii) each director, (iii) each executive officer named in the Summary Compensation Table and (iv) all directors and executive officers as a group. Unless otherwise indicated in the notes below, the address of each beneficial owner is in care of Loehmann's, Inc., 2500 Halsey Street, Bronx, New York 10461.

NAME AND ADDRESS OF BENEFICIAL OWNER                       SHARES OF COMMON STOCK    PERCENTAGE
---------------------------------------------------------  -----------------------  -------------

Sefinco Ltd.(1)..........................................            674,026                7.7%

Sprout Capital V(2)......................................            200,779                2.3

Sprout Growth, L.P.(2)...................................            242,769                2.8

Sprout Growth, Ltd.(2)...................................             27,025                *

DLJ Venture Capital Fund II, L.P.(2).....................             12,065                *

Donaldson, Lufkin & Jenrette Securities Corporation(2)...            126,161                1.4

Putnam Investments, Inc.(3)..............................          1,006,430               11.5

AIM Management Group Inc.(4).............................            663,400                7.6

FMR Corp.(5).............................................          1,090,100               12.4

First Union Corporation (6)..............................            588,048                6.7

Norman S. Matthews(7)....................................            107,217                1.2

Robert Friedman(8).......................................            153,608                1.7

Philip Kaplan(9).........................................            208,590                2.3

Bonnie Dexter-Wolterstorff(10)...........................              6,136                *

Robert Glass(11).........................................              6,702                *

Jan Heppe(12)............................................              2,234                *

Janet A. Hickey(2).......................................                 --               --

NAME AND ADDRESS OF BENEFICIAL OWNER                       SHARES OF COMMON STOCK    PERCENTAGE
---------------------------------------------------------  -----------------------  -------------
Richard E. Kroon(2)......................................                 --               --

Christina A. Mohr........................................                 --               --

Arthur E. Reiner.........................................                 --               --

Cynthia R. Cohen.........................................                 --               --

All directors and executive officers as a group
  (11 persons)(13).......................................            484,487                5.2

------------------------

*   Less than 1%

(1) Based in part upon information provided in a Schedule 13G filed with the Securities and Exchange Commission (the "Commission"). Because of its ownership of a majority of the voting stock of Sefinco Ltd., Entrecanales y Tavora, S.A. may be deemed to beneficially own all of the shares of Common Stock beneficially owned by Sefinco Ltd. The business address of Sefinco Ltd. is c/o Entrecanales Inc., 767 Fifth Avenue, 5th Floor, New York, New York 10153. The business address of Entrecanales y Tavora, S.A. is Cardenal Marcelo Spinola, 6, Edificio E, 28016 Madrid, Spain.

(2) Based in part upon information provided in a Schedule 13G filed with the Commission. Sprout Capital V, Sprout Growth, L.P., Sprout Growth, Ltd., DLJ Venture Capital II, L.P., Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ" and, collectively with the other entities named above, the "Sprout Group") are all affiliates. Ms. Hickey, who is a Director, and Mr. Kroon, who is a Director, are general partners of, or executive officers in (1) certain of the affiliates of DLJ that own shares of Common Stock or
    (2) entities that control such affiliates. The business address of all such Sprout Group entities is 277 Park Avenue, New York, New York 10172. Ms. Hickey and Mr. Kroon disclaim beneficial ownership of such shares. Because of their direct and indirect ownership of a majority of the capital stock of DLJ, AXA Assurances I.A.R.D. Mutuelle, AXA Assurances Vie Mutuelle, Alpha Assurances I.A.R.D. Mutuelle, Alpha Assurances Vie Mutuelle, AXA Courtage Assurance Mutuelle, AXA and The Equitable Companies Incorporated may be deemed to beneficially own all of the shares of Common Stock beneficially owned by the Sprout Group. The business address of Alpha Assurances I.A.R.D. Mutuelle and Alpha Assurances Vie Mutuelle is 100-101 Terrasse Boieldien, 92042 Paris La Defense France. The business address of AXA Assurances I.A.R.D. Mutuelle and AXA Assurances Vie Mutuelle is 21, rue de Chateaudun, 75009 Paris France. The business address of AXA Courtage Assurance Mutuelle is 26, rue Louis le Grand, 75002 Paris France. The business address of AXA is 23, avenue Matignon, 75008 Paris France. The business address of The Equitable Companies Incorporated is 787 Seventh Avenue, New York, New York 10019.

(3) Based upon information provided in a Schedule 13G filed with the Commission. The holdings of Putnam Investments, Inc. include all shares of Common Stock beneficially owned by Putnam Investment Management, Inc. and The Putnam Advisory Company, Inc., investment advisors which are subsidiaries of Putnam Investments, Inc. Because of its ownership of all of the capital stock of Putnam Investments, Inc., Marsh & McLennan Companies, Inc. may be deemed to beneficially own all of the shares of Common Stock beneficially owned by Putnam Investments, Inc. The business address of Putnam Investments, Inc., Putnam Investment Management, Inc. and the Putnam Advisory Company, Inc. is One Post Office Square, Boston, Massachusetts 02109. The business address of Marsh & McLennan Companies, Inc. is 1166 Avenue of the Americas, New York, New York 10036.

(4) Based upon information provided in a Schedule 13G filed with the Commission. The holdings of AIM Management Group Inc. include all shares of Common Stock beneficially owned by AIM Advisors, Inc. and AIM Capital Management, Inc., investment advisors which are subsidiaries of AIM Management Group Inc. The business address of all such entities is 11 Greenway Plaza, Suite 1919, Houston, Texas 77046.

(5) Based upon information provided in a Schedule 13G filed with the Commission. The holdings of FMR Corp. include all shares of Common Stock beneficially owned by Fidelity Management & Research Company and Fidelity Management Trust Company, investment advisors which are subsidiaries of FMR Corp. Because of their predominant ownership of the capital stock of FMR Corp., Edward C. Johnson 3d and Abigail P. Johnson may be deemed to beneficially own all of the shares of Common Stock beneficially owned by FMR Corp. The business address of all such entities is c/o FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02109.

(6) Based upon information provided in a Schedule 13G filed with the Commission. The holdings of First Union Corporation include all shares of Common Stock beneficially owned by Keystone Investment Management Company, an investment advisor which is a subsidiary of First Union Corporation. The business address of such entities is One First Union Center, Charlotte, North Carolina 28288-0137.

(7) Includes 22,344 shares of Class B Common Stock which are convertible into Common Stock and options to purchase 67,034 shares of Common Stock which are exercisable within sixty (60) days of the date hereof. Does not include options to purchase 22,345 shares of Common Stock which are not exercisable within sixty (60) days of the date hereof.

(8) Includes options to purchase 153,608 shares of Common Stock which are exercisable within sixty (60) days of the date hereof. Does not include options to purchase 152,622 shares of Common Stock which are not exercisable within sixty (60) days of the date hereof.

(9) Includes options to purchase 208,590 shares of Common Stock which are exercisable within sixty (60) days of the date hereof. Does not include options to purchase 12,584 shares of Common Stock which are not exercisable within sixty (60) days of the date hereof.

(10) Includes options to purchase 5,136 shares of Common Stock which are exercisable within sixty (60) days of the date hereof. Does not include options to purchase 31,622 shares of Common Stock which are not exercisable within sixty (60) days of the date hereof.

(11) Includes options to purchase 6,702 shares of Common Stock which are exercisable within sixty (60) days of the date hereof. Does not include options to purchase 35,642 shares of Common Stock which are not exercisable within sixty (60) days of the date hereof.

(12) Includes options to purchase 2,234 shares of Common Stock which are exercisable within sixty (60) days of the date hereof. Does not include options to purchase 28,938 shares of Common Stock which are not exercisable within sixty (60) days of the date hereof.

(13) Includes 22,345 shares of Class B Common Stock which are convertible into Common Stock and options to purchase 443,304 shares of Common Stock which are exercisable within sixty (60) days of the date hereof. Does not include options to purchase 283,753 shares of Common Stock which are not exercisable within sixty (60) days of the date hereof.

                             ELECTION OF DIRECTORS

    The Company's Board of Directors currently consists of eight members and is divided into three classes ("Classes"; each a "Class") serving staggered terms. At the Annual Meeting, the stockholders will elect two Class B Directors for a term of three years expiring in 2000 and until their respective successors shall have been duly elected and qualified. The term of the Class C Directors expires at the first annual meeting of the Company's stockholders following the end of the Company's fiscal year ending January 31, 1998, and the term of the Class A Directors expires at the first annual meeting of the Company's stockholders following the end of the Company's fiscal year ending January 30, 1999, at which times Directors of the appropriate Class will be elected for three-year terms. The two nominees are presently serving as Directors of the Company. If no direction to the contrary is given, all proxies received by the Board of Directors will be voted "FOR" the election as Directors of Richard E. Kroon and Christina A. Mohr. The Class B Directors will be elected by a plurality of the votes cast. In the event that any nominee is unable or declines to serve, the proxy solicited herewith may be voted for the election of another person in his stead at the discretion of the proxies. The Board of Directors knows of no reason to anticipate that this will occur.

    Biographical information follows for each person nominated and each Director whose term of office continues after the meeting.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE NOMINEES NAMED BELOW. UNLESS OTHERWISE INSTRUCTED, SIGNED PROXIES WHICH ARE RETURNED IN A TIMELY MANNER WILL BE VOTED IN FAVOR OF SUCH NOMINEES.

NOMINEES

CLASS B DIRECTORS

    RICHARD E. KROON has been a Director of the Company since September 1995 and was a Director of Loehmann's Holdings, Inc., a predecessor of the Company ("Holdings"), from 1988 until May 1996. Mr. Kroon has been Managing Partner of the Sprout Group, the venture capital affiliate of Donaldson Lufkin & Jenrette, Inc. ("DLJ"), since 1981. Mr. Kroon is President, Director and Chief Executive Officer of DLJ Capital Corporation, a subsidiary of DLJ. He is a Director of Educational Medical, Inc., the National Venture Capital Association, and several private companies.

    CHRISTINA A. MOHR has been a Director of the Company since September 1995 and was a director of Holdings from January 1994 until May 1996. Ms. Mohr has been Managing Director at Salomon Brothers,

Inc, an investment banking firm, since February 1997. Prior to that, Ms. Mohr had been Managing Director, Banking Group of Lazard Freres & Co. LLC, an investment banking firm, from 1990 to February 1997. She was a Vice President, Banking Group, from 1984 to 1990. She is a Director of United Retail Group, Inc., a retail chain.

CONTINUING DIRECTORS

CLASS A DIRECTORS

    ROBERT N. FRIEDMAN has been Chairman, Chief Executive Officer and a Director of the Company since November 1995 and was President, Chief Executive Officer and a Director of the Company from September to November 1995. Mr. Friedman was President and Chief Executive Officer of Holdings from April 1992 until May 1996. Prior to joining the Company, Mr. Friedman was employed by R.H. Macy Co., Inc. for 28 years in various capacities, including President and Vice Chairman, Merchandising, at Macy's East from 1990-1992, Chairman and C.E.O. of Macy's Bamberger Division and Chairman and C.E.O. of Macy's South/Bullocks. He serves on the Board of Trustees of The Fashion Institute of Technology.

    PHILIP KAPLAN has been President, Chief Operating Officer, Secretary and a Director of the Company since November 1995. He was Chairman, Chief Operating Officer and a Director of the Company from September to November 1995 and Chairman, Chief Operating Officer, Secretary and Treasurer from September 1988 to September 1995. Mr. Kaplan was Vice Chairman, Treasurer and a Director of Holdings from February 1987 until May 1996. Mr. Kaplan was president of Verdi International, a manufacturer of luggage, from 1983 to 1987, Senior Vice President of Abraham and Strauss, a division of Federated Department Stores, Inc., from 1979 until 1983 and Executive Vice President-Chief Financial Officer of E.J. Korvette's from 1971 until 1979.

    NORMAN S. MATTHEWS has been Chairman of the Board and a Director of the Company since September 1995. Mr. Matthews served as Chairman of the Board of Holdings from December 1993 until May 1996 and as a Director of Holdings from October 1988 until May 1996. Mr. Matthews currently serves as a consultant to various retailers. He was President of Federated Department Stores from March 1987 until April 1988 and served in other executive capacities with Federated Department Stores prior to that date. He is a Director of Progressive Corp., an insurance holding company, Lechters, Inc., a housewares chain, Finlay Fine Jewelry, a jewelry lessee in major department stores, Toys "R" Us, a children's specialty retailer, and Eye Care Centers of America, Inc.

CLASS C DIRECTORS

    JANET A. HICKEY has been a Director of the Company since September 1995 and was a Director of Holdings from 1988 until May 1996. Ms. Hickey has been Senior Vice President and General Partner of the Sprout Group, a shareholder of the Company and the venture capital affiliate of DLJ, and a Divisional Senior Vice President of DLJ Capital Corporation, a subsidiary of DLJ, since June 1985. Ms. Hickey is a director of Corporate Express, Inc. and several private companies.

    ARTHUR E. REINER has been a Director of the Company since August 1996. Mr. Reiner has been President and Chief Executive Officer of Finlay Enterprises, the parent of Finlay Fine Jewelry, since January 1996 and Chairman and Chief Executive Officer of Finlay Fine Jewelry since January 1995. Prior to that, he was employed by R.H. Macy Co., Inc., serving as Chairman and Chief Executive Officer of Macy's East from January 1992 to October 1994 and Chairman and Chief Executive Officer of Macy's Northeast from April 1988 to January 1992.

    CYNTHIA R. COHEN has been a Director of the Company since September 1995 and was a Director of Holdings from January 1994 until May 1996. Ms. Cohen has been President of MARKETPLACE 2000, a retail marketing and strategy consulting firm, which she founded in 1990. Prior to that, Ms. Cohen was a partner of Touche Ross (a predecessor of Deloitte & Touche LLP). Ms. Cohen is a Director of One Price

Clothing, Inc., an apparel retail chain, Office Depot, an office products retailer, the Mark Group and Capital Factors, Inc., a factoring company.

MEETINGS AND COMMITTEES

    The Company has an Executive Committee, an Audit Committee and a Compensation Committee. There is no standing nominating committee.

    The Executive Committee, currently comprised of Messrs. Matthews, Friedman and Kaplan and Ms. Hickey, is authorized and empowered, to the extent of Delaware law, to exercise all functions of the Board of Directors in the interval between meetings of the Board of Directors. The Audit Committee, currently comprised of Mss. Hickey, Mohr and Cohen, assists the Board of Directors in overseeing the financial reporting and internal operating control of the Company. The functions of the Compensation Committee, currently comprised of Mr. Matthews, Mr. Kroon and Ms. Cohen, are to determine and review the compensation of the executive officers of the Company.

    During the fiscal year ended February 1, 1997, there were eight meetings of the Board of Directors, four meetings of the Compensation Committee and one meeting of the Audit Committee. Each Director attended more than 75% of the total number of meetings of the Board and the meetings held by all committees on which he or she served.

                                   MANAGEMENT

EXECUTIVE OFFICERS AND DIRECTORS

    The following persons are the executive officers and directors of the Company.

NAME                                                       AGE                            POSITION
-----------------------------------------------------      ---      -----------------------------------------------------

Norman S. Matthews(1)(3).............................          64   Chairman of the Board and Director

Robert N. Friedman(1)................................          56   Chairman, Chief Executive Officer and Director

Philip Kaplan(1).....................................          66   President, Chief Operating Officer, Secretary and
                                                                      Director

Bonnie Dexter-Wolterstorff...........................          46   Senior Vice President, Merchandising

Robert Glass.........................................          50   Senior Vice President, Chief Financial Officer,
                                                                      Treasurer and Assistant Secretary

Jan Heppe............................................          45   Senior Vice President and Director of Stores

Janet A. Hickey(1)(2)................................          52   Director

Richard E. Kroon(3)..................................          54   Director

Christina A. Mohr(2).................................          41   Director

Arthur E. Reiner.....................................          56   Director

Cynthia R. Cohen(2)(3)...............................          44   Director

------------------------

(1) Member of the Executive Committee.

(2) Member of the Audit Committee.

(3) Member of the Compensation Committee.

    Set forth below are biographies of executive officers of the Company who are not also directors.

    BONNIE DEXTER-WOLTERSTORFF has been Senior Vice President, Merchandising of the Company since May 1994. Ms. Dexter-Wolterstorff joined the Company as Vice President, Merchandising in May 1993. Prior to that time, she was Vice President of Merchandising of Thrifty Drug, Senior Vice President, Stores of

Accessory Place, Inc., Vice President of Retail and Wholesale for Belle France, and she held a number of merchandising and store management positions at various retail chains, including as a buyer and as a merchandise manager of Filene's and as a buyer of the May Company of Los Angeles.

    ROBERT GLASS has been Senior Vice President, Chief Financial Officer, Treasurer and Assistant Secretary of the Company since September 1994. From 1992 to 1994, Mr. Glass served as a retail consultant. Prior to that time, he held a number of senior retail management positions, including Chief Financial Officer and later President of Gold Circle Stores, a division of Federated Department Stores, Inc., and Executive Vice President of Thrifty Drug from 1990 to 1992.

    JAN HEPPE has been Senior Vice President and Director of Stores of the Company since September 1995. Prior to that time, she held a number of senior retail management positions including Senior Vice President/General Manager of the John Wanamaker Department Store in Philadelphia, Pennsylvania from 1992 through 1995, Divisional Vice President/ General Manager of the John Wanamaker Department Store in Moorestown, New Jersey from 1991 to 1992 and a senior management retail position at Henri Bendel in 1991. Prior to 1991, Ms. Heppe was General Manager of On Course, a catalog and wholesale operation and also held various executive positions at Gimbels, New York.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Based upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during and with respect to its most recent fiscal year and upon written representations from persons known to the Company to be subject to Section 16 of the Exchange Act (a "reporting person") that no Form 5 is required to be filed for any such reporting person, no one, except Jan Heppe, Bonnie Dexter-Wolterstorff and Arthur Reiner, did not file when due reports required by
Section 16(a) of the Exchange Act during the fiscal year ended February 1, 1997. Jan Heppe and Bonnie Dexter-Wolterstorff each filed her Form 5 late, and Arthur Reiner filed his Form 3 late.

EXECUTIVE COMPENSATION

    The following table sets forth the compensation awarded to, earned by or paid to the named executive officers for services rendered to the Company during the fiscal years ended February 1, 1997, February 3, 1996 and January 28, 1995.

                           SUMMARY COMPENSATION TABLE

                                                                                                   LONG TERM
                                                                                                 COMPENSATION
                                                                                                 -------------
                                                                 ANNUAL COMPENSATION                AWARDS
                                                      -----------------------------------------  -------------
                                                                                   OTHER          SECURITIES
NAME AND                                   FISCAL                                 ANNUAL          UNDERLYING         ALL OTHER
PRINCIPAL POSITION                          YEAR      SALARY($)  BONUS($)     COMPENSATION($)     OPTIONS(#)    COMPENSATION($)(1)
---------------------------------------  -----------  ---------  ---------  -------------------  -------------  -------------------

                                               1996     550,000    550,000          (2)               63,614             2,750
Robert N. Friedman.....................        1995     475,000    135,000          (2)              187,639             3,471
  Chairman and Chief Executive Officer         1994     450,000    301,000          (2)                   --             3,129

                                               1996     374,000    240,000          (2)               25,170             1,875
Philip Kaplan..........................        1995     356,250    105,000          (2)               14,657             3,471
  President and Chief Operating Officer        1994     350,000    234,000          (2)               10,261             3,129

Robert Glass(3)........................        1996     232,500     56,870          (2)               31,172             1,213
  Senior Vice President and Chief              1995     211,250     17,500          (2)                   --               574
  Financial Officer                            1994      74,546     12,947          (2)               11,172             4,552

Jan Heppe(4)...........................        1996     198,875     50,000          (2)               31,172             1,125
  Senior Vice President and Director of        1995      62,327     10,000          (2)                   --                --
  Stores                                       1994          --         --          (2)                   --                --

                                               1996     180,000     45,695          (2)               31,172               925
Bonnie Dexter-Wolterstorff.............        1995     165,000     20,000          (2)                   --             3,471
  Senior Vice President, Merchandising         1994     139,054     26,985          (2)                3,910             1,442

------------------------

(1) Consists of (i) Company contributions in fiscal 1996 under the Loehmann's 401(k) Savings and Investment Plan of $2,750 for Mr. Friedman, $1,875 for Mr. Kaplan, $1,213 for Mr. Glass, $1,125 for Ms. Heppe and $925 for Ms. Dexter-Wolterstorff; (ii) Company contributions in fiscal 1995 under the Loehmann's, Inc. Deferred Profit Sharing Plan of $3,471 for each of Mr. Friedman, Mr. Kaplan and Ms. Dexter-Wolterstorff and reimbursement of moving expenses in fiscal 1995 of $574 for Mr. Glass; and (iii) Company contributions in fiscal 1994 under the Company's Deferred Profit Sharing Plan of $3,129 for each of Mr. Friedman and Mr. Kaplan and $1,442 for Ms. Dexter-Wolterstorff and reimbursement of moving expenses in fiscal 1994 of $4,552 for Mr. Glass.

(2) For each named executive officer, the aggregate amount of other annual compensation is less than the lesser of 10% of such officer's total salary and bonus for such year or $50,000.

(3) Mr. Glass became an executive officer of the Company in September 1994.

(4) Ms. Heppe became an executive officer of the Company in October 1995.

    The following table provides certain summary information concerning individual grants of stock options made to each of the executives named in the Summary Compensation Table above during the fiscal year ended February 1, 1997.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                          INDIVIDUAL GRANTS
                                    --------------------------------------------------------------
                                                                                                     POTENTIAL REALIZABLE
                                     NUMBER OF                                                         VALUE AT ASSUMED
                                    SECURITIES                                                         ANNUAL RATES OF
                                    UNDERLYING       % OF TOTAL                                          STOCK PRICE
                                    -----------    OPTIONS GRANTED    EXERCISE OR                        APPRECIATION
                                      OPTIONS      TO EMPLOYEES IN    BASE PRICE     EXPIRATION     ----------------------
NAME                                GRANTED(#)       FISCAL YEAR       ($/SHARE)        DATE            5%         10%
----------------------------------  -----------  -------------------  -----------  ---------------  ----------  ----------

Robert N. Friedman................      35,707             10.5%       $    8.06         (1)        $   79,627  $  175,678
                                        27,907              8.2%           $8.06         (2)            62,233     137,302

Philip Kaplan.....................      14,656              4.3%       $    5.01         (1)            20,227      44,850
                                         6,840              2.0%           $8.06         (1)            15,253      33,633

Robert Glass......................      11,172              3.3%       $    8.06         (4)            56,642     143,448
                                        20,000              5.9%          $22.69         (5)           285,400     723,200

Jan Heppe.........................      11,172              3.3%       $    8.06         (4)            56,642     143,448
                                        20,000              5.9%          $22.69         (5)           285,400     723,200

Bonnie Dexter-Wolterstorff........      11,172              3.3%       $    8.06         (4)            56,642     143,448
                                        20,000              5.9%          $22.69         (5)           285,400     723,200

------------------------

(1) One half of these options vest in each of fiscal 1996 and 1997 and expire five years from the date of vesting with certain exceptions.

(2) One third of these options vest in each of fiscal 1996, 1997 and 1998 and expire with certain exceptions, on the tenth anniversary date of grant.

(3) One half of these options vest in each of fiscal 1996 and 1997 and expire with certain exceptions, on the tenth anniversary date of grant.

(4) One fifth of the options vest in each of fiscal 1997, 1998, 1999, 2000 and 2001 and expire on the tenth anniversary of the date of grant.

(5) These options fully vest on the fifth anniversary of the date of grant and expire on the tenth anniversary of the date of grant.

    The following table sets forth information concerning the value of unexercised options as of February 1, 1997 held by the executives named in the Summary Compensation Table above.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                NUMBER OF SECURITIES
                                                                     UNDERLYING
                                                                UNEXERCISED OPTIONS
                                       SHARFES                     AT FISCAL YEAR        VALUE OF UNEXERCISED
                                      ACQUIRED       VALUE             END(#)            IN-THE-MONEY OPTIONS
                                     ON EXERCISE    REALIZED        EXERCISABLE/        AT FISCAL YEAR END ($)
NAME                                     (#)          ($)          UNEXERCISABLE      EXERCISABLE/UNEXERCISABLE(1)
-----------------------------------  -----------  ------------  --------------------  --------------------------
Robert N. Friedman.................      85,326   $  2,215,063    153,608    152,622  $  1,706,966  $  1,451,563
Philip Kaplan......................      12,846        333,482    208,590     12,584     2,893,184       112,852
Robert Glass.......................          --             --      6,702     35,642        79,450       159,396
Jan Heppe..........................          --             --      5,136     31,622        57,236       102,344
Bonnie Dexter-Wolterstorff.........          --             --      2,234     28,938        16,071        64,300

------------------------

(1) Based on a stock price at January 31, 1997 of $15.25.

EMPLOYMENT AND SEVERANCE AGREEMENTS

    The Company is a party to an employment agreement with each of Messrs. Friedman and Kaplan (the "Employment Agreements").

MR. FRIEDMAN

    Mr. Friedman's employment agreement, as amended (the "Friedman Agreement"), provides that he will serve as Chairman and Chief Executive Officer of the Company from November 1, 1995 through January 31, 1999, for an annual base salary of not less than $550,000 for fiscal 1996, $575,000 for fiscal 1997 and $600,000 for fiscal 1998. Mr. Friedman also is eligible to receive an annual bonus equal to 100% of his base salary in effect for each of fiscal 1996 and fiscal 1997 and 60% of his base salary in effect for fiscal 1998 if, for each such fiscal year, the Company attains its targeted financial goals (as defined by the Compensation Committee). The Friedman Agreement also provides for certain insurance and other benefits to be maintained and paid by the Company.

    The Friedman Agreement provided for a grant to Mr. Friedman on November 1, 1995, of options to purchase up to 187,639 shares of Common Stock at an exercise price of $5.01 per share. Of such options, 71,475 vested in fiscal 1996, 71,475 vest automatically at the end of fiscal 1997 and 44,689 vest automatically at the end of fiscal 1998. In addition, on February 23, 1996, the Company granted Mr. Friedman options to purchase up to 35,707 shares of Common Stock at an exercise price of $8.06. One-half of such options vested automatically at the end of fiscal 1996 and the remainder will vest at the end of fiscal 1997. As of April 1, 1997, 284,853 of Mr. Friedman's options had vested and, of these vested options, 131,245 had been exercised.

    The Friedman Agreement provides that if Mr. Friedman's employment is terminated by the Company without Cause or by Mr. Friedman with Good Reason (as such terms are defined in the Friedman Agreement), the Company will be required to pay his base salary then in effect for the greater of 12 months following his termination or the remainder of his term of employment. Mr. Friedman also will be entitled to receive any bonus earned with respect to any previously completed fiscal year which remains unpaid as of the date of termination. If Mr. Friedman's employment is terminated, either by the Company or by Mr. Friedman for Good Reason, coincident with or within one-year after a Change of Control (as defined in the Friedman Agreement), the Company will be required to pay Mr. Friedman a lump sum, in cash, equal to two times his base salary then in effect and all unvested options will vest in full. If Mr. Friedman's employment is terminated by the Company without Cause, Mr. Friedman for Good

Reason or as a result of a Change of Control, the Company also, with certain exceptions, will be required to continue to maintain life insurance for Mr. Friedman for the remainder of his life or until he attains the age of 70 with a death benefit equal to his base salary at the date of termination and medical insurance for Mr. Friedman and his spouse until their respective deaths. The Company also will be required to maintain life insurance for Mr. Friedman and medical insurance for Mr. Friedman and his spouse, as described in the foregoing sentence, upon Mr. Friedman's retirement or voluntary termination from the Company after the period of employment provided for in the Friedman Agreement.

    The Friedman Agreement provides that the Company has certain rights to purchase shares of the Common Stock and/or vested options held by Mr. Friedman upon termination of his employment. Finally, the Friedman Agreement provides that Mr. Friedman will not, with certain exceptions, "engage or be engaged in a competing business" (as defined in the Friedman Agreement) for a period of two years following termination of his employment (unless he is terminated without Cause or he resigns with Good Reason).

MR. KAPLAN

    Mr. Kaplan's employment agreement, as amended (the "Kaplan Agreement"), provides that he will serve as president and Chief Operating Officer of the Company from November 1, 1995 through January 31, 1998, for an annual base salary of $375,000. Mr. Kaplan also is eligible to receive an annual bonus equal to 64% of his base salary in effect for each fiscal year during the term of the Kaplan Agreement if, for such fiscal year, the Company attains its targeted financial goals (as defined by the Compensation Committee). The Kaplan Agreement also provides for certain insurance and other benefits to be maintained and paid by the Company.

    The Kaplan Agreement provided for a grant on November 1, 1995 of options to purchase 14,657 shares of Common Stock at an exercise price of $5.01 per share. Such options vest automatically during the term of Mr. Kaplan's employment. In addition, on February 23, 1996, the Company granted Mr. Kaplan options to purchase up to 6,840 shares of Common Stock at an exercise price of $8.06. One-half of such options vested automatically at the end of fiscal 1996 and the remainder will vest at the end of fiscal 1997. As of April 1, 1996, 277,297 of Mr. Kaplan's options had vested and, of these vested options, 68,707 had been exercised.

    The Kaplan Agreement provides that if Mr. Kaplan's employment is terminated by the Company without Cause or by Mr. Kaplan for Good Reason (as such terms are defined in the Kaplan Agreement), the Company will be required to pay his base salary, annual bonus and life and medical insurance through the remainder of his term of employment, and certain of Mr. Kaplan's unvested options will vest. In addition, if such termination is subsequent to a Change of Control of the Company (as defined in the Kaplan Agreement), the Company will be required to pay Mr. Kaplan's base salary and bonus in one lump sum promptly following such termination, all of Mr. Kaplan's unvested options will vest and the Company will be required to continue to maintain life insurance for Mr. Kaplan for the remainder of his life with a death benefit equal to his base salary at the date of his termination and medical insurance for Mr. Kaplan and his spouse until their respective deaths. The Company also will be required to maintain life insurance for Mr. Kaplan and medical insurance for Mr. Kaplan and his spouse, as described in the foregoing sentence, upon Mr. Kaplan's retirement or voluntary termination from the Company after the period of employment provided for in the Kaplan Agreement.

    The Kaplan Agreement provides that the Company has certain rights to purchase shares of the Common Stock held by Mr. Kaplan upon termination of his employment, and that Mr. Kaplan has certain rights to require the Company to purchase shares and/or vested options held by him upon termination. Upon the expiration of the term of Mr. Kaplan's Employment Agreement, Mr. Kaplan has agreed to act as a consultant to the Company for a period of five years and to serve on the Board of Directors of the Company (unless the Board requests his resignation therefrom) in exchange for which the Company will pay him 20% of his base salary and will provide him with an automobile. Finally, the Kaplan Agreement provides that Mr. Kaplan will not, with certain exceptions, "engage or be engaged in a competing business" (as defined in the Kaplan Agreement) for a period of two years following termination of his employment (unless he is terminated without Cause or he resigns with Good Reason).

COMPENSATION OF MEMBERS OF THE BOARD OF DIRECTORS

    For serving as a director of the Company, each non-employee director receives, commencing on February 1, 1997, $15,000 per year, $1,000 per Board of Directors meeting attended in person, $500 per Board of Directors meeting attended by telephone, and $500 per Board of Directors committee meeting attended. In addition, if the Directors Stock Option Plan and/or the Directors Deferred Compensation Plan are approved by the stockholders at the Annual Meeting, certain directors who are not employees of the Company will be entitled to receive benefits under the Directors Stock Option Plan and all directors of the Company will be entitled to receive benefits under the Directors Deferred Compensation Plan. See "Approval of Directors Stock Option Plan--Description of the Directors Stock Option Plan" and "Approval of Directors Deferred Compensation Plan--Description of Deferred Compensation Plan." In addition, in connection with Mr. Reiner's election as a director in August 1996, the Company agreed to pay him for his service in fiscal 1996, an annual retainer of $15,000 and meeting fees of $1,000 per board meeting ($500 for telephonic meetings).

    In connection with Ms. Mohr's and Ms. Cohen's service as directors of the Company, Entrecanales Inc., an affiliate of Sefinco Ltd., entered into agreements with each of Ms. Mohr and Ms. Cohen providing for (a) compensation for Ms. Mohr and Ms. Cohen of $25,000 and $40,000 per annum, respectively, payable by Entrecanales, and (b) the grant by Entrecanales to each of Ms. Mohr and Ms. Cohen of 44,680 stock appreciation rights ("SARs"), on terms described below. The compensation payments were made in fiscal 1996 and have been discontinued in fiscal 1997.

    The SARs were not granted by and are not obligations of the Company. All SARs have vested in accordance with their terms. Upon redemption of any vested SAR, the holder is entitled to receive the amount by which the market value per share of Common Stock exceeds $5.59 per SAR. In 1996, Ms. Cohen exercised all of her SARs and Ms. Mohr exercised 20,000 of her SARs. The remainder of Ms. Mohr's vested and unredeemed SARs lapse on June 1, 1998.

COMPENSATION OF CHAIRMAN OF THE BOARD

    The Company has a consulting agreement with Mr. Matthews, pursuant to which he is currently paid $75,000 per annum. In addition, in connection with Mr. Matthews' agreement to serve as Chairman of the Board, Mr. Matthews was granted options pursuant to the 1988 Stock Option Plan (the "1988 Stock Plan") to purchase up to 91,232 shares of the Common Stock, 24,197 exercisable at $1.07 per share, 22,345 exercisable at $4.48 per share, 22,345 exercisable at $2.24 per share and 22,345 exercisable at $8.95 per share. All such options have vested. Mr. Matthews has exercised options on 24,197 shares at $1.07 per share and 22,345 shares at $2.24 per share.

    In addition, on July 1, 1995 Mr. Matthews was granted options pursuant to the 1988 Stock Plan to purchase 44,689 shares of the Common Stock at $5.01 per share. Half of the options vested on July 1, 1996 and the other half will vest on July 1, 1997. Unvested options vest upon certain changes in control of the Company. Within 180 days upon termination, depending on the cause of termination, the Company has the right to purchase Mr. Matthews' shares and unexercised vested options. The Company also has a right of first refusal upon notice of proposed sale of shares by Mr. Matthews.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    During fiscal 1996, Messrs. Kroon and Matthews and Ms. Cohen served as members of the Compensation Committee of the Board of Directors.

    Each of Mr. Kroon and Ms. Hickey is a director of the Company and a general partner of, or an executive officer in, (i) certain of the affiliates of DLJ that own shares of Common Stock or (ii) entities that control such affiliates. DLJ and certain of its affiliates are significant stockholders of the Company, and DLJ acted as an underwriter in the offering of the Company's 11 7/8% Senior Notes due 2003 (the "Debt Offering"). In addition, (i) members of the Sprout Group sold 594,726 shares of Common Stock in a public offering that was consummated in October 1996 (the "Secondary Offering") for $17,098,371 in the aggregate, (ii) members of the Sprout Group sold 104,653 shares of Common Stock in the Initial Public Offering for $1,654,564 in the aggregate, (iii) approximately $20.9 million of the proceeds from the Company's initial public offering (the "Initial Public Offering") and the Debt Offering were used to redeem all of the outstanding Series A Preferred Sock, par value $0.005602241 per share (the "Series A Preferred Stock"), certain of which shares were owned by DLJ and other significant holders of the Company's Common Stock and (iv) DLJ was paid $50,000 for financial advisory services rendered to the Company during the last fiscal year. See "Certain Transactions."

    Mr. Matthews has a consulting agreement with the Company, pursuant to which, among other things, he is paid $75,000 per annum and has received grants of options to purchase Common Stock. See "Compensation of Chairman of the Board."

                        REPORT OF COMPENSATION COMMITTEE

    The Compensation Committee is responsible for making or reviewing all compensation decisions of the Company for its executive officers, including base salaries, determining annual bonus incentives for the entire Company and granting stock options.

    The Company's compensation philosophy, as stated in the Company's Mission Statement, is that its employees are its most valuable assets. Executive officers of the Company, together with senior management, direct the Company's strategic planning and have overall responsibility for the Company's results. Because the Company operates in a highly competitive and difficult economic environment for retailers, the Company has planned a compensation structure intended to attract and retain highly talented individuals, reward the creativity of its executive officers in maximizing business opportunities and provide incentives to the executive officers to execute the Company's objectives and enhance stockholder value by achieving both short and long term business objectives.

BASE SALARY

    The Company sets base salaries taking into consideration individual performance and prevailing market data for similar positions. In fiscal 1996, salary determinations with respect to executive officers and other key executives were made jointly by Mr. Friedman and Mr. Kaplan and were subject to the approval of the Compensation Committee in the case of executive officers. Messrs. Friedman and Kaplan and the Compensation Committee subjectively evaluate the performance of each executive officer by taking into account several factors, including achievement of corporate or divisional operating performance, individual achievements and accomplishments and the overall contribution to the Company made by each such executive, without any specific weight being assigned to any particular factor. With respect to Messrs. Friedman and Kaplan, base salary and other aspects of their overall compensation are set by their employment agreements. See "Management--Employment and Severance Agreements."

ANNUAL BONUS INCENTIVES

    The Company encourages its executives to realize certain annual goals (tied to pre-tax income), which are established by the Compensation Committee at the beginning of each fiscal year. The Company's Performance Incentive Plan (the "Performance Incentive Plan") is designed to provide a cash bonus to executives who make significant contributions to successful Company performance. Bonus amounts for executive officers generally are a function of two components: the Company's earnings, which accounts for

75% of the bonus, and the satisfaction of individual goals, which accounts for 25% of the bonus. The Performance Incentive Plan offers each of the Company's executive officers the opportunity to earn a bonus equal to up to thirty percent (30%) of his or her base salary, depending upon his or her position, if targeted performance goals are met and possibly exceeded.

    The Performance Incentive Plan establishes three levels of performance standards: (i) maximum performance, which requires that the highest established goals be achieved, in which case the executive is entitled to his or her maximum incentive bonus; (ii) target performance, which requires that targeted (expected) goals be achieved, in which case the executive is entitled to two-thirds (2/3) of his or her maximum incentive bonus; and (iii) threshold performance, which requires that minimum goals be achieved, in which case the executive is entitled to one-third (1/3) of his or her maximum incentive bonus. The achievement of performance levels between the threshold and the maximum levels results in a pro-rated incentive bonus being paid to an executive. For the fiscal year ended February 1, 1997, each of Mr. Glass, Ms. Heppe and Ms. Dexter-Wolterstorff will receive a bonus equal to approximately 25% of his or her base salary.

    Annual bonus criteria for each of Messrs Friedman and Kaplan are defined by each of their employment agreements. For the year ended February 1, 1997, Mr. Friedman's employment agreement provided an opportunity for him to earn up to one hundred percent (100%) of his base salary based upon the Company's achievement of certain EBITDA goals. Because the maximum EBITDA target of $35 million was met, Mr. Friedman received his maximum bonus equal to 100% of his base salary. Mr. Kaplan's employment agreement provided an opportunity for him to earn up to sixty four percent (64%) of his base salary based on the same criteria as are contained in Mr. Friedman's employment agreement. Because the maximum EBITDA target of $35 million was met, Mr. Kaplan received his maximum bonus equal to 64% of his base salary. See "Management--Employment and Severance Agreements."

OPTION GRANTS

    Grants of stock options are awarded to the Company's executive officers and other key employees as a long term incentive vehicle. The Compensation Committee's intention in granting stock options is to award employees for their contribution to the Company's achievement of long term financial performance goals, to encourage stock ownership and to align the objectives of the Company with those of its employees. In addition, stock options granted to employees of the Company have vesting schedules that are designed to reward employees who remain with the Company for long periods of time.

    Stock option grants periodically are awarded to the Company's executive officers pursuant to the New Stock Plan. Stock option grants are determined by the Compensation Committee based upon the level and responsibility of each individual executive. The Compensation Committee also considers each executive's expected and potential contribution to the Company's performance.

    In the fiscal year ended February 1, 1997, prior to the Initial Public Offering, stock option grants were made to the Company's executive officers based upon the Company's successful performance in fiscal 1995 and each executive officer's relative contribution to such success. Five executive officers were granted options to purchase an aggregate of 122,298 shares of Common Stock at exercise prices of $5.01 per share and $8.06 per share. In addition, after the Initial Public Offering, certain executive officers of the Company were awarded cliff option grants to provide longer term incentives and encourage the executive officers to remain with the Company for long periods of time and continue to contribute to the Company's successful performance. Three executive officers were granted options to purchase an aggregate of 60,000 shares of Common Stock. All cliff option grants are for five years and were issued on August 19, 1996 at an exercise price of $22.69. For more information, see "Management--Executive Compensation."

CEO COMPENSATION

    As described above, in fiscal 1996, the amount of Mr. Friedman's salary and bonus were determined by his employment agreement. In fiscal 1996, options to acquire 63,614 shares of Common Stock at $8.06 per share were granted to Mr. Friedman. The number of stock options awarded to Mr. Friedman during the fiscal year ended February 1, 1997 was based in part on the Company's overall performance and the Compensation Committee's evaluation of Mr. Friedman's contribution to the growth and development of the Company. Stock option grants to Mr. Friedman during fiscal 1996 also were in recognition of Mr. Friedman's accomplishments in connection with the Company's successful restructuring in fiscal 1995 and the Initial Public Offering in fiscal 1996. The Compensation Committee also considered the Company's improved profitability (as evidenced by the growth in earnings before depreciation interest, taxes and amortization), the opening of additional stores in fiscal 1995 and 1996 and the increase in comparable stores revenues in establishing the number of options to be awarded to Mr. Friedman. The Compensation Committee believes that Mr. Friedman has been instrumental in the recent successful developments of the Company and has awarded stock options to Mr. Friedman accordingly.

SECTION 162(M) OF THE INTERNAL REVENUE CODE OF 1986

    It is the Compensation Committee's philosophy to generally structure compensation arrangements for the Company's executive officers in a manner that complies with the exemptive requirements of Section 162(m) of the Internal Revenue Code in order to avoid applicability of the limit on deductibility otherwise imposed by such Section, while reserving the discretion to pay compensation that does not qualify for exemption under Section 162(m) where the Compensation Committee believes such action to be in the Company's best interest.

                                          Compensation Committee

                                          Norman S. Matthews
                                          Richard E. Kroon
                                          Cynthia R. Cohen

                               PERFORMANCE GRAPH

    Set forth below is a line graph comparing the cumulative performance of the Company's Common Stock with the Standard & Poor's Composite-500 Stock Index (the "S&P 500") and the Dow Jones Apparel Retailers Index as of May 7, 1996 (the date on which the Company's Common Stock began to trade on the Nasdaq market), and January 31, 1997 (the date nearest the end of the Company's fiscal year for which index data is readily available). The graph assumes that $100 was invested on May 7, 1996 in each of the Company's Common Stock, the S&P 500 and the Dow Jones Apparel Retailers Index and that all dividends were reinvested. The Company did not pay any dividends on its Common Stock during the fiscal year ended February 1, 1997.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                 DOW JONES APPAREL RETAILERS
           LOEHMANN'S, INC.    S&P 500 INDEX                INDEX
5/7/96               $100.00          $100.00                           $100.00
1/31/97                64.55           123.17                             92.65

                           TOTAL SHAREHOLDER RETURNS

DATE         LOEHMANN'S, INC.(1)     S&P 500 INDEX     PEER GROUP
---------  -----------------------  ---------------  --------------
05/07/96..       $    100.00           $  100.00       $   100.00
01/31/97..             64.55              123.17            92.65

                              CERTAIN TRANSACTIONS

    Pursuant to agreements with certain stockholders of the Company, the Company paid all of the fees and expenses for the Registration Statement on Form S-1 for the Initial Public Offering, which fees and expenses totaled approximately $748,000, and agreed to indemnify the underwriters in the Initial Public Offering against certain liabilities, including civil liabilities under the Securities Act of 1933, as amended (the "Securities Act"). The Company did not pay the fees and expenses for the Registration Statement on Form S-1 for the Secondary Offering. In connection with that offering, the Company agreed to indemnify the underwriters in the Secondary Offering against certain liabilities, including civil liabilities under the Securities Act. Certain of the principal stockholders of the Company (including Sefinco Ltd., the Sprout Group, Equity-Linked Investors, L.P., Equity-Linked Investors-II, Putnam Investors and Messrs. Matthews, Friedman and Kaplan) sold 535,800 shares of Common Stock for $8,470,998 in the aggregate in the Initial Public Offering and 2,241,891 shares of Common Stock for $64,454,374 in the aggregate in the Secondary Offering.

    Entrecanales Inc., a principal stockholder, was paid $50,000 for financial advisory services rendered to the Company during the last fiscal year.

    Certain of the principal stockholders of the Company have owned and currently own debt securities of the Company.

    From 1990 until February 1997, Christina Mohr, a Director of the Company, was a Managing Director of Lazard Freres & Co. LLC, which served as a lead underwriter in the Debt Offering. Since February 1997, Ms. Mohr has been a Managing Director of Salomon Brothers Inc, which served as a lead underwriter in the Initial Public Offering and in the Secondary Offering.

    Certain transactions involving DLJ, the Sprout Group, Richard E. Kroon and Janet A. Hickey are described in "Management--Compensation Committee Interlocks and Insider Participation."

                      APPROVAL OF THE AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION

    Subject to stockholder approval, the Board of Directors of the Company has adopted a resolution approving the Amended and Restated Certificate of Incorporation of the Company (the "Restated Certificate") pursuant to which (i) the number of authorized shares of Preferred Stock, par value $0.01 per share (the "Preferred Stock"), is reduced from 41,500,000 shares to 1,000,000 shares, and (ii) references to the Series A Preferred Stock are eliminated from the Company's Certificate of Incorporation.

    REASONS FOR AND GENERAL EFFECTS OF THE RESTATEMENT At the close of business on the Record Date, no shares of Preferred Stock were issued and outstanding. The Restated Certificate would reduce the number of authorized shares of Preferred Stock from 41,500,000 to 1,000,000. The reduction in the number of authorized shares was made possible as a result of the redemption of the Company's Series A Preferred Stock in connection with the Initial Public Offering and will result in an annual savings of approximately $50,000 by reducing the amount of annual franchise taxes payable to the State of Delaware, the Company's state of incorporation. Franchise taxes in Delaware are currently determined in accordance with a formula that is based, in part, on the amount of a corporation's authorized shares of capital stock. The Board of Directors believes that 1,000,000 shares of Preferred Stock is sufficient to meet the Company's present and anticipated future needs.

    Approval of the Restated Certificate and the reduction in the number of authorized shares of Preferred Stock would have no effect on the powers, designations, preferences or relative, participating, optional or other special rights, qualifications or restrictions of shares of the Preferred Stock of the Company.

    The Restated Certificate would also eliminate references to the Series A Preferred Stock in the Certificate of Incorporation. All of the Series A Preferred Stock was redeemed on June 14, 1996.

    REQUIRED VOTE. The affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote on this proposal is required to approve the Restated Certificate.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS APPROVAL OF THE RESTATED CERTIFICATE BY THE STOCKHOLDERS. UNLESS OTHERWISE INSTRUCTED, SIGNED PROXIES WHICH ARE RETURNED IN A TIMELY MANNER WILL BE VOTED IN FAVOR OF THE RESTATED CERTIFICATE.

                    APPROVAL OF DIRECTORS STOCK OPTION PLAN

DESCRIPTION OF THE DIRECTORS STOCK OPTION PLAN

    The Board of Directors has approved the Directors Stock Option Plan, subject to the approval by the holders of the Common Stock. A summary of the material provisions of the Directors Stock Option Plan is set forth below. This summary is not complete and is qualified in its entirety by the terms of the Directors Stock Option Plan attached hereto as Exhibit A.

    The purpose of the Directors Stock Option Plan is to secure for the Company the benefits of the ownership of Common Stock by non-employee directors of the Company and to help the Company secure and retain the services of such non-employee directors. The Directors Stock Option Plan is effective upon approval by the holders of the Common Stock (the "Effective Date"). The Directors Stock Option Plan is intended to be a largely self-governing formula plan and requires minimal discretionary action except with respect to certain discretionary grants described below. To the extent that questions of administration arise they are resolved by the Board of Directors. Only directors of the Company who are not employees of the Company ("Eligible Directors") are eligible to participate in the Directors Stock Option Plan. There are currently six (6) Eligible Directors who would be eligible to participate in the Directors Stock Option Plan.

    The maximum number of shares that are currently reserved for issuance under the Directors Stock Option Plan is 200,000. Under the terms of the Directors Stock Option Plan, each person who is first elected, appointed or otherwise first becomes an Eligible Director will be granted an option to purchase 6,000 shares of Common Stock as of the date on which such person first becomes an Eligible Director (an "Initial Option"). Each person who is an Eligible Director as of the Effective Date and who has not previously been awarded options to acquire Common Stock under any other plan, program or agreement with the Company shall receive an option to purchase 6,000 shares of Common Stock as of the Effective Date (a "Special Option"). In addition, each person who is an Eligible Director on February 1st of each year will receive an option to purchase 3,000 shares of Common Stock (an "Annual Option"). The Directors Stock Option Plan also provides that the Board of Directors shall have discretionary authority to award options to acquire up to an aggregate of 100,000 shares of Common Stock to one or more Eligible Directors ("Discretionary Options"). All options granted under the Directors Stock Option Plan are "nonqualified" stock options ("NSOs") subject to the provisions of Section 83 of the Internal Revenue Code of 1986, as amended (the "Code").

    Each Initial Option and Special Option vests and becomes exercisable in 1/3 increments on each of the first, second and third anniversaries of the date of grant; provided that the Eligible Director is in the service of the Company as a director on such date. Each Annual Option vests and becomes exercisable in full on the one year anniversary of the date of grant; provided that the Eligible Director is in the service of the Company as a director on such date. In the event of the termination of the Eligible Director's service as a director prior to the time all or any portion or an Initial Option, a Special Option, or an Annual Option vests, such option, to the extent not yet vested, terminates. Discretionary Options are subject to vesting conditions established by the Board of Directors and provided in a separate award agreement evidencing the award of such Discretionary Option. Any unexercised portion of an option automatically becomes null and void at the time of the earliest to occur of (i) the expiration of 10 years from the grant date, and (ii) the expiration of one year from the date the Eligible Director's service terminates.

    The Directors Stock Option Plan provides that the option exercise price for the options shall be the "fair market value" (as defined in the Directors Stock Option Plan) of the Common Stock on the date of grant. Options granted under the Directors Stock Option Plan are deemed exercised upon (a) delivery of written notice to the Company at its principal business office of the decision to exercise, (b) tender of full payment by certified or official bank check, or, with the consent of the Board of Directors, personal check, or by delivery of previously-acquired shares owned by the grantee for at least six months (or such longer or shorter period that the Board of Directors may prescribe that will not result in variable accounting) having a fair market value equal to the portion of the option exercise price being paid thereby. In addition, the Directors Stock Option Plan provides that, subject to such rules as may be established by the Board of Directors, payment may be deemed to be satisfied by delivery to the Company of an assignment of a sufficient amount of the proceeds from the sale of Common Stock acquired upon exercise to pay for all of the Common Stock acquired upon exercise and an authorization to the broker or selling agent to pay such amount to the Company, which shall be made at the optionee's direction at the time of exercise.

    The Directors Stock Option Plan provides that it will terminate, unless earlier terminated as provided therein, on the tenth anniversary of the Effective Date. The Directors Stock Option Plan provides that it may be amended or terminated at any time by the Board of Directors; provided that (i) any such amendment shall be in compliance with applicable laws and applicable stock exchange listing requirements, and (ii) any amendment for which stockholder approval is necessary to comply with any tax or regulatory requirement shall not be effective until such approval has been obtained. In addition, no amendment, modification or termination without the consent of an optionee may adversely affect the rights of the optionee with respect to their options.

NEW PLAN BENEFITS

    Set forth below are the benefits that will be received in fiscal year 1997 (other than discretionary awards which are not determinable) if the Directors Stock Option Plan is approved by the stockholders:

                                                                                 NUMBER OF
                                                                                 SHARES OF
                                                                DOLLAR         COMMON STOCK
                                                               VALUE(1)     UNDERLYING OPTIONS
                                                            --------------  -------------------
Non-Employee Directors as a Group.........................    $  457,500            30,000

------------------------

(1) Dollar Value based on stock price of $15.25 on January 31, 1997

FEDERAL INCOME TAX CONSEQUENCES OF DIRECTORS STOCK OPTION PLAN PARTICIPATION

    The following sets forth a summary of the principal federal income tax consequences of options granted under the Directors Stock Option Plan. It is general in nature and is not intended to cover all tax consequences that may apply to a particular director or to the Company. The provisions of the Code and the regulations thereunder relating to these matters are complicated and their impact in any one case may depend upon the particular circumstances. Each holder of an option under the Directors Stock Option Plan should consult his or her own accountant, legal counsel or other financial advisor regarding the tax consequences of participation in the Directors Stock Option Plan. This discussion is based on the Code as currently in effect.

    All options granted under the Directors Stock Option Plan are NSOs and are not entitled to special tax treatment under Section 422 of the Code. If an NSO is granted to an Eligible Director in accordance with the terms of the Directors Stock Option Plan, generally no income will be recognized by such director at the time the option is granted. Rather, upon exercise of an NSO, the amount by which the fair market value of the shares of the Common Stock on the date of exercise exceeds the exercise price of such shares will be taxable to the Eligible Director as ordinary income. The disposition of shares acquired upon exercise of an NSO under the Directors Stock Option Plan will ordinarily result in long-term or short-term capital gain or loss (depending on the applicable holding period) in an amount equal to the difference between the amount realized on such disposition and the sum of the purchase price and the amount of ordinary income recognized in connection with the exercise of the nonqualified option. The Company generally will be entitled to a deduction at the time that the holder recognizes ordinary income.

    The payment by an optionee of the exercise price, in full or in part, with previously acquired shares will not affect the tax treatment of the exercise described above. No gain or loss generally will be recognized by the optionee upon the surrender of the previously acquired shares to the Company, and shares received by the optionee, equal in number to the previously surrendered shares, will have the same tax basis as the shares surrendered to the Company and will have a holding period that includes the holding period of the shares surrendered. The value of shares received by the optionee in excess of the number of shares surrendered to the Company will be taxable to the optionee. Such additional shares will have a tax basis equal to the fair market value of such additional shares as of the date ordinary income is recognized, and will have a holding period that begins on the date ordinary income is recognized.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS APPROVAL OF THE PROPOSED DIRECTORS STOCK OPTION PLAN BY THE STOCKHOLDERS. UNLESS OTHERWISE INSTRUCTED, SIGNED PROXIES WHICH ARE RETURNED IN A TIMELY MANNER WILL BE VOTED IN FAVOR OF THE DIRECTORS STOCK OPTION PLAN.

                APPROVAL OF DIRECTORS DEFERRED COMPENSATION PLAN

DESCRIPTION OF DIRECTORS DEFERRED COMPENSATION PLAN.

    The Board of Directors has approved the Directors Deferred Compensation Plan, subject to the approval by the holders of the Common Stock. A summary of the material provisions of the Directors Deferred Compensation Plan is set forth below. This summary is not complete and is qualified in its entirety by the terms of the Directors Deferred Compensation Plan attached hereto as Exhibit B.

    The purpose of the Directors Deferred Compensation Plan is to promote the long-term growth and financial success of the Company by attracting and retaining non-employee directors of outstanding ability and assisting the Company in promoting a greater identity of interest between the Company's non-employee directors and its stockholders. Only Eligible Directors may participate in the Directors Deferred Compensation Plan. The Directors Deferred Compensation Plan is effective upon approval by the holders of the Common Stock (the "Effective Date"). The Directors Deferred Compensation Plan is administered by the Board of Directors. The maximum number of shares available under the Directors Deferred Compensation Plan is 50,000. Shares are authorized and unissued shares, treasury shares or shares purchased by, or on behalf of, the Company in open market transactions.

    Under the Directors Deferred Compensation Plan, an Eligible Director may elect to receive payment of all or any portion of his annual cash retainer and meeting fees ("Fees") currently in cash or to defer all or a part of such Fees. Such election must be made prior to the year such Fees are earned. Under the plan, the Eligible Director may elect to have all or a part of the deferred Fees credited to a Share Unit Account and/or a Cash Account. The amounts elected to be credited to the Share Unit Account shall be credited with Units that are equivalent to shares of Common Stock ("Share Units"). The number of Share Units credited to the Eligible Director's Account shall be an amount equal to the results obtained by dividing (i) the deferred amount allocated to the Share Unit Account by (ii) the "fair market value" (as defined in the Directors Deferred Compensation Plan) of a share of Common Stock on the first business day following the date on which the Eligible Director becomes entitled to payment of the Fees. The amounts elected to be credited to the Cash Account shall be credited to the Cash Account on the first business day following the date on which the Eligible Director becomes entitled to payment of the Fees. As of the day prior to the date a distribution is made and as of the last day of each quarter, each Cash Account is credited with interest at the prime rate, compounded quarterly. Each Eligible Director may designate a distribution date which is not later than ten years from the date Fees become payable. The amounts in the Eligible Director's Share Unit Account and Cash Account shall be paid following the earlier of (i) the elected distribution date or (ii) the Eligible Director's termination of service. Distributions shall be made from the Share Unit Account in shares of Common Stock (and cash for fractional shares) and from the Cash Account in cash.

    The benefits or amounts that will be received under the Directors Deferred Compensation Plan in fiscal year 1997 are not determinable as they are contingent upon the number of meetings that are held in such year which is not determinable at this time. See "Compensation of Members of the Board of Directors" for a discussion of the fees payable to directors of the Company.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS APPROVAL OF THE PROPOSED DIRECTORS DEFERRED COMPENSATION PLAN BY THE STOCKHOLDERS. UNLESS OTHERWISE INSTRUCTED, SIGNED PROXIES WHICH ARE RETURNED IN A TIMELY MANNER WILL BE VOTED IN FAVOR OF THE DIRECTORS DEFERRED COMPENSATION PLAN.

              APPROVAL OF THE AMENDED AND RESTATED NEW STOCK PLAN

PROPOSED AMENDMENT TO THE NEW STOCK PLAN

    Prior to the consummation of the Initial Public Offering, the Company adopted, and its stockholders approved, the Company's New Stock Incentive Plan (the "New Stock Plan"). Under the New Stock Plan, a maximum of 446,892 shares of Common Stock (subject to adjustment as described below) are authorized to be delivered by the Company pursuant to options, SARs, restricted stock, unrestricted stock and performance awards (collectively, "awards") granted under the New Stock Plan, subject to specified aggregate limits on certain types of awards and annual individual limits on certain types of awards. The Board of Directors has approved, subject to the approval of the stockholders, an amendment to the New Stock Plan to increase the maximum number of shares under the New Stock Plan from 446,892 to 646,892 and to make certain other changes in order to reflect recent changes to the rules promulgated under Section 16 of the Exchange Act (the New Stock Plan, as so amended, is hereinafter referred to as the "Amended and Restated New Stock Plan"). The principal provisions of the Amended and Restated New Stock Plan are summarized below. This summary is not complete and is qualified in its entirety by the terms of the Amended and Restated New Stock Plan attached hereto as Exhibit C.

DESCRIPTION OF THE AMENDED AND RESTATED NEW STOCK PLAN

    The purpose of the Amended and Restated New Stock Plan is to provide certain officers, directors and key employees of the Company and certain affiliates an incentive to maintain and enhance the long-term performance and profitability of the Company and to permit the granting of awards that will constitute performance-based compensation for certain executive officers, as described in
Section 162(m) of the Code. Only officers, directors and executive, managerial and professional employees of the Company and its affiliates are eligible for awards under the Amended and Restated New Stock Plan. The five named executive officers and approximately forty-five other employees of the Company participate in the New Stock Plan. The Amended and Restated New Stock Plan is administered by a committee appointed by the Company's Board of Directors consisting of at least two directors each of whom is intended to qualify as a "Non-Employee Director" and an "outside director" within the meaning of Rule 16b-3 of the Exchange Act and Section 162(m) of the Code, respectively. During the ten-year term of the plan, the committee will have authority, subject to the terms of the Amended and Restated New Stock Plan, to determine when and to whom to make grants under the plan, the number of shares to be covered by the grants, the types and terms of options, SARs, restricted stock, unrestricted stock and performance awards granted and the exercise price of options and SARs and to prescribe, amend and rescind rules and regulations relating to the Amended and Restated New Stock Plan. The committee may, in its discretion, with the grantee's consent, cancel any award under the plan and issue a new award in substitution therefor or accelerate the exercisability of any award granted under the plan or extend the scheduled expiration date of an award.

    The Company's Board of Directors may amend, alter, suspend, discontinue or terminate the Amended and Restated New Stock Plan at any time; PROVIDED that no such amendment, alteration, suspension, discontinuation or termination shall be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Amended and Restated New Stock Plan and PROVIDED FURTHER that no such amendment, alteration, suspension, discontinuance or termination that would impair the rights of any award theretofore made shall to that extent be effective without the consent of the person to whom such award was made.

    Under the terms of the Amended and Restated New Stock Plan, "incentive stock options" ("ISOs") within the meaning of Section 422 of the Code, NSOs, SARs, restricted stock, unrestricted stock and performance awards may be granted to key employees (including officers and directors who are employees) of the Company and any of its affiliates (as defined in the Amended and Restated New Stock Plan), except that ISOs may be granted only to employees of the Company, its parent company and subsidiaries of the Company. The Amended and Restated New Stock Plan limits the number of shares with respect to which options and SARs may be granted to any individual to 223,446 in any year. Shares subject to issuance under the Amended and Restated New Stock Plan may be authorized and unissued or treasury shares of Common Stock.

    Initially, each ISO will be exercisable over a period, determined by the committee in its discretion, but not to exceed ten years from the date of grant, as required by the Code. In addition, in the case of an ISO granted to an individual who, at the time such ISO is granted, owns shares possessing ten percent (10%) or more of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporations (a "10% Stockholder"), the exercise period for an ISO may not exceed five years from the date of grant. In the case of NSOs, the exercise period, generally not to exceed ten years from the date of grant, shall in all cases be determined by the committee.

    The option exercise price of an ISO and the appreciation base of a SAR may not be less than the fair market value of the shares of the Common Stock on the date of grant, except that, in the case of an ISO granted to a 10% Stockholder, the option exercise price may not be less than 110% of such fair market value on the date of grant. The option exercise price of a NSO shall not be less than the par value of the shares of the Common Stock on the date of grant.

    The committee may grant SARs either alone ("unrelated SARs") or in connection with all or part of an option. Upon the exercise of a SAR, a holder generally is entitled, without payment to the Company, to receive cash, shares of Common Stock or any combination thereof, as determined by the committee, in an amount equal to the excess of the fair market value of one share of Common Stock on the exercise date over (i) the option exercise price of the related option (in the case of SAR granted in connection with an option) or (ii) the appreciation base of the SAR (in the case of an unrelated SAR), multiplied by the number of shares in respect of which the SAR is exercised.

    The committee may grant restricted stock awards along or in tandem with other awards under the Amended and Restated New Stock Plan. Vesting of restricted stock awards may be conditioned upon the completion of a specified period of service, the attainment of specified performance goals or such other factors as the committee may determine. The committee may, in its discretion, require a grantee to pay an amount to acquire any restricted or unrestricted stock, which amount may be refunded to such grantee upon such events as the committee may determine. During the restricted period, the grantee may not assign, transfer or otherwise encumber or dispose of the restricted stock, except as permitted in the applicable award agreement. During the restricted period, the grantee will have the right to vote the restricted stock and to receive any dividends if and to the extent so provided in the applicable award agreement.

    The committee may grant performance awards relating to a specified number of shares to be delivered based upon attainment over a specified performance cycle of specified measures of the performance of the Company, one or more of its subsidiaries or affiliates or the grantee, as may be established by the committee. The committee may provide for full or partial credit, prior to completion of such performance cycle or achievement of the degree of attainment of the measures of performance specified in connection with such performance award, in the event of the grantee's death, retirement or disability, or in other circumstances.

    The committee may grant performance awards intended to constitute performance-based compensation within the meaning of Section 162(m) of the Code. The following rules will apply to such performance awards: (i) payments under the performance award shall be made solely on account of the attainment of one or more objective performance goals established in writing by the committee not later than 90 days after the commencement of the period of service to which the performance award relates (or, if less, 25% of such period of service); (ii) the performance goals to which the performance award relates shall be based on one or more of the following business criteria applied to the grantee, a business unit of the Company and or an affiliate of the Company: stock price, market share, sales, earnings per share, return on equity or costs; (iii) in any year, a grantee may not be granted performance awards covering a total of more than 223,446 shares of Common Stock; and (iv) once granted, the committee may not increase the amount payable under such performance award.

    Except as otherwise provided in the applicable award agreement, the following will apply upon the grantee's termination of employment with the Company and its affiliates: If the employment of the grantee terminates for any reason other than death, termination for cause or voluntary termination by the grantee (i.e., if the grantee quits), the grantee may, within the 60-day period (or other period specified by the committee in certain events) following such termination, exercise such awards to the extent the grantee was entitled to exercise at the date of termination. If the grantee dies while employed (or within 60 days or such other period after termination of employment in accordance with the preceding sentence), all outstanding awards, to the extent then vested, may be exercised within one year after the grantee's death by the person or persons to whom the grantee's rights pass. If the employment of the grantee is terminated for cause (including if the grantee terminates employment in breach of a written employment contract) or if the grantee quits, all awards granted to such grantee shall terminate on the day the grantee's employment terminates. In no case may awards be exercised later than the expiration date specified in the grant. Awards may be transferred by a grantee only by will or by the laws of descent and distribution, and during his or her lifetime may be exercised only by the grantee. The continued exercisability or vesting of any award following a grantee's termination of employment is generally subject to the grantee's continued compliance with noncompetition and confidentiality requirements.

    In the event that the Company is to be merged or consolidated with another corporation or reorganized or liquidated, then the committee may, in its discretion, provide that awards granted to a grantee will terminate unless exercised within the period determined by the committee (not less than 30 days), in which case the committee may, in its discretion, accelerate the exercisability of such awards and/or provide that restrictions on restricted stock awards may lapse.

    The shares of Common Stock purchased pursuant to an award are to be paid by check or, if and to the extent provided in the applicable award agreement, by broker's advance or by delivery of previously acquired shares of Common Stock with a value equal to the total purchase price, or in a combination of such methods.

    Inasmuch as future grants under the New Stock Plan are not determinable, the following table sets forth specific grants of stock option awards that were made under the Amended and Restated New Stock Plan during the fiscal year ended February 1, 1997. All but 120,000 options vest equally over a two, three or five year period beginning on the first anniversary of the date of grant and will become 100% vested in the second, third or fifth anniversary of the date of grant. The remainder of the options vest on the fifth anniversary of the date of grant. Additional awards may be made under the plan upon such terms and conditions as determined by the committee in its discretion as described above.

NEW PLAN BENEFITS

                                                                              NUMBER OF
                                                                               SHARES         OPTION
                                                                             UNDERLYING      EXERCISE
NAME AND POSITION                                                              OPTIONS        PRICE
---------------------------------------------------------------------------  -----------  --------------
Robert N. Friedman.........................................................
  Chairman and Chief Executive Officer                                           63,614       $8.06

Philip Kaplan..............................................................      14,656       $5.01
  President and Chief Operating Officer....................................      10,513       $8.06

Robert Glass...............................................................      11,172       $8.06
  Senior Vice President and Chief Financial Officer........................      20,000       $22.69

Jan Heppe..................................................................      11,172       $8.06
  Senior Vice President and Director of Stores.............................      20,000       $22.69

Bonnie Dexter-Wolterstorff.................................................      11,172       $8.06
  Senior Vice President, Merchandising.....................................      20,000       $22.69

All Executive Officers as a Group..........................................      14,656       $5.01
                                                                                167,643    $8.06-$22.69

All Employees who are not Executive Officers as a Group....................     146,353    $8.06-$23.13

FEDERAL INCOME TAX CONSEQUENCES OF PARTICIPATION IN THE NEW STOCK PLAN

    The following summary of the Federal income tax consequences of the grant and exercise of nonqualified and incentive stock options awarded under the Amended and Restated New Stock Plan, and the disposition of shares purchased pursuant to the exercise of such stock options, is intended to reflect the current provisions of the Code and the regulations thereunder. This summary is not intended to be a complete statement of applicable law, nor does it address state and local tax considerations.

    No income will be realized by an optionee upon grant of a nonqualified stock option. Upon exercise of a nonqualified stock option, the optionee will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the underlying stock over the option exercise price (the "Spread") at the time of exercise. The Spread will be deductible by the Company for federal income tax purposes subject to the possible limitations on deductibility under sections 280G and 162(m) of the Code of compensation paid to executives designated in those sections. The optionee's tax basis in the underlying shares acquired by exercise of a nonqualified stock option will equal the exercise price plus the amount taxable as compensation to the optionee. Upon sale of the shares received by the optionee upon exercise of the nonqualified stock option, any gain or loss is generally long-term or short-term capital gain or loss, depending on the holding period. The optionee's holding period for shares acquired pursuant to the exercise of a nonqualified stock option will begin on the date of exercise of such option.

    Pursuant to currently applicable rules under section 16(b) of the Exchange Act, the grant of an option (and not its exercise) to a person who is subject to the reporting and short-swing profit provisions under section 16 of the Exchange Act (a "Section 16 Person") begins the six-month period of potential short-swing liability. The taxable event for the exercise of an option that has been outstanding at least six months ordinarily will be the date of exercise. If an option is exercised by a Section 16 Person within six months after the date of grant, however, taxation ordinarily will be deferred until the date which is six months after the date of grant, unless the person has filed a timely election pursuant to section 83(b) of the Code to be taxed on the date of exercise. Pursuant to a recent amendment to the rules under Section 16(b) of the Exchange Act, the six month period of potential short-swing liability may be eliminated if the option grant (i) is approved in advance by the Company's board of directors (or a committee composed solely of two or more non-employee directors) or (ii) approved in advance, or subsequently ratified by the Company's shareholders no later than the next annual meeting of shareholders. Consequently, the taxable event for the exercise of an option that satisfies either of the conditions described in clauses (i) or (ii) above will be the date of exercise.

    The payment by an optionee of the exercise price, in full or in part, with previously acquired shares will not affect the tax treatment of the exercise described above. No gain or loss generally will be recognized by the optionee upon the surrender of the previously acquired shares to the Company, and shares received by the optionee, equal in number to the previously surrendered shares, will have the same tax basis as the shares surrendered to the Company and will have a holding period that includes the holding period of the shares surrendered. The value of shares received by the optionee in excess of the number of shares surrendered to the Company will be taxable to the optionee. Such additional shares will have a tax basis equal to the fair market value of such additional shares as of the date ordinary income is recognized, and will have a holding period that begins on the date ordinary income is recognized.

    The Code requires that, for incentive stock option treatment, shares acquired through exercise of an incentive stock option cannot be disposed of before two years from the date of grant and one year from the date of exercise. Incentive stock option holders will generally incur no federal income tax liability at the time of grant or upon exercise of such options. However, the Spread will be an "item of tax preference" which may give rise to "alternative minimum tax" liability at the time of exercise. If the optionee does not dispose of the shares before two years from the date of grant and one year from the date of exercise, the difference between the exercise price and the amount realized upon disposition of the shares will constitute long-term capital gain or loss, as the case may be. Assuming both the holding periods are satisfied, no deduction will be allowable to the Company for federal income tax purposes in connection with the grant or exercise of the option. If, within two years of the date of grant or within one year from the date of exercise, the holder of shares acquired through the exercise of an incentive stock option disposes of such shares, the optionee will generally realize ordinary taxable compensation at the time of such disposition equal to the difference between the exercise price and the lesser of the fair market value of the stock on the date of initial exercise or the amount realized on the subsequent disposition, and such amount will generally be deductible by the Company for federal income tax purposes, subject to the possible limitations on deductibility under sections 280G and 162(m) of the Code for compensation paid to executives designated in those sections.

    The foregoing constitutes a brief summary of the principal federal income tax consequences of the transactions based on current federal income tax laws. This summary is not intended to be exhaustive and does not describe state, local or foreign tax consequences. Grantees in the New Stock Plan are urged to consult their own tax advisors with respect to the consequences of their participation in the Amended and Restated New Stock Plan.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS APPROVAL OF THE AMENDED AND RESTATED NEW STOCK PLAN BY THE STOCKHOLDERS. UNLESS OTHERWISE INSTRUCTED, SIGNED PROXIES WHICH ARE RETURNED IN A TIMELY MANNER WILL BE VOTED IN FAVOR OF THE AMENDED AND RESTATED NEW STOCK PLAN.

                         RATIFICATION OF APPOINTMENT OF
                          INDEPENDENT PUBLIC ACCOUNTS

    The Board of Directors has selected the firm of Ernst & Young LLP as the Company's independent certified public accountants for the year ending January 31, 1998. Ratification of such appointment requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock represented and voting in person or by proxy at the Annual Meeting or any adjournment thereof.

    Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, at which time they will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY FOR THE YEAR ENDING JANUARY 31, 1998. UNLESS OTHERWISE INSTRUCTED, SIGNED PROXIES WHICH ARE RETURNED IN A TIMELY MANNER WILL BE VOTED IN FAVOR OF SUCH APPOINTMENT.

                                 OTHER BUSINESS

    As of the date of this Proxy Statement, the only business which the Board of Directors intends to present, and knows that others will present, at the Annual Meeting is that set forth herein. If any other matter or matters are properly brought before the Annual Meeting or any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matter as recommended by the Board of Directors.

                                 ANNUAL REPORT

    A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WITHOUT EXHIBITS, WILL BE FURNISHED WITHOUT CHARGE TO ANY PERSON FROM WHOM THE ACCOMPANYING PROXY IS SOLICITED UPON WRITTEN REQUEST TO THE COMPANY'S SECRETARY AT LOEHMANN'S, INC., 2500 HALSEY STREET, BRONX, NEW YORK 10461.

                             STOCKHOLDER PROPOSALS

    Proposals of stockholders intended to be presented at the Company's 1998 Annual Meeting of Stockholders must be received by the Company on or prior to January 9, 1998 to be eligible for inclusion in the Company's Proxy Statement and form of Proxy to be used in connection with the 1998 Annual Meeting.

                               OTHER INFORMATION

    The cost of preparing, assembling, printing and mailing this Proxy Statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Annual Meeting, will be borne by the Company.

                                          By order of the Board of Directors,

                                          Philip Kaplan
                                          President, Chief Operating Officer
                                            and Secretary

New York, New York
May 9, 1997

                                                                       EXHIBIT A

                                LOEHMANN'S, INC.

                  STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

    Loehmann's, Inc., a Delaware corporation (the "Company"), hereby formulates and adopts the following Stock Option Plan (the "Plan") for Non-Employee Directors of the Company.

    1. PURPOSE. The purpose of the Plan is to secure for the Company the benefits of the additional incentive inherent in the ownership of Common Stock, par value $.01 per share, of the Company ("Common Stock") by non-employee directors of the Company and to help the Company secure and retain the services of such non-employee directors.

    2. ADMINISTRATION. The Plan is intended to be a largely self-governing formula plan. To this end, the Plan requires minimal discretionary action by any administrative body with regard to any transaction under the Plan, other than with respect to those discretionary option grants expressly permitted under
Section 4(d) of the Plan. To the extent, if any, that questions of administration arise, these shall be resolved by the Board of Directors of the Company (the "Board of Directors").

    Subject to the express provisions of the Plan, the Board of Directors shall have plenary authority to interpret the Plan, to prescribe, amend and rescind the rules and regulations relating to it and to make all other determinations deemed necessary and advisable for the administration of the Plan. The determination of the Board of Directors shall be conclusive.

    3. COMMON STOCK SUBJECT TO OPTIONS. Subject to the adjustment provisions of
Section 13 below, a maximum of 200,000 shares of Common Stock may be made subject to options granted under the Plan. If, and to the extent that, options granted under the Plan shall terminate, expire or be canceled for any reason without having been exercised, new options may be granted in respect of the shares covered by such terminated, expired or canceled options. The granting and terms of such new options shall comply in all respects with the provisions of the Plan.

    Shares sold upon the exercise of any option granted under the Plan may be shares of authorized and unissued Common Stock, shares of issued Common Stock held in the Company's treasury or both.

    There shall be reserved at all times for sale under the Plan a number of shares, of either authorized and unissued shares of Common Stock or shares of Common Stock held in the Company's treasury, or both, equal to the maximum number of shares that may be purchased pursuant to options granted or that may be granted under the Plan.

    4. GRANT OF OPTIONS.

    (a) INITIAL AWARDS. Each person who is first elected, appointed or otherwise first becomes an "Eligible Director" (as defined in Section 5) after the Effective Date (as defined in Section 17) shall receive an option to purchase 6,000 shares of Common Stock as of the date on which such person first becomes an Eligible Director ("Initial Options").

    (b) SPECIAL ONE-TIME AWARD. Each person who is an Eligible Director as of the Effective Date and who has not previously been awarded any options to acquire Common Stock under any other plan, program or agreement with the Company shall receive an option to purchase 6,000 shares of Common Stock as of the Effective Date ("Special Option").

    (c) SUBSEQUENT AWARDS. On February 1st of each year, each person who is an Eligible Director on such date will automatically receive an option to purchase 3,000 shares of Common Stock for service as a director of the Company ("Annual Options").

    (d) DISCRETIONARY AWARDS. In addition to the formula awards described in paragraphs (a), (b) and (c) of this Section 4 above, the Board of Directors shall have discretionary authority under the Plan to award options to acquire up to an aggregate of 100,000 shares of Common Stock to one or more Eligible Directors ("Discretionary Options").

    (e) TYPE OF OPTIONS. All options granted under the Plan shall be "nonqualified" stock options subject to the provisions of section 83 of the Internal Revenue Code of 1986, as amended (the "Code").

    5. INDIVIDUALS ELIGIBLE. Only directors of the Company who are not employees of the Company or any subsidiary of the Company ("Eligible Directors") shall participate in the Plan. A director receiving an option pursuant to the Plan may hereinafter be referred to as an "Optionee."

    6. PRICE.

    (a) The option price of each share of Common Stock purchasable under any option granted pursuant to the Plan shall be the Fair Market Value (as defined below) thereof at the time the option is granted.

    (b) For purposes of the Plan, "Fair Market Value" of a share of Common Stock shall mean:

        (i) the average of the high and low closing bid prices of the shares of Common Stock on the NASDAQ National Market if shares are approved for quotation on such system, or, if not so approved, the mean between the high and low sales prices of the shares of Common Stock as reported on the New York Stock Exchange if shares of Common Stock are then trading upon such exchange or, if not then trading on such exchange, then such average on such other stock exchange on which the shares of Common Stock are principally trading on such date, or if, there were no sales on such date, on the closest preceding date on which there were sales of shares of Common Stock; or

        (ii) in the event there shall be no public market for the shares of Common Stock on such date, the fair market value of the shares of Common Stock as determined in good faith by the Board of Directors based upon the valuation of an independent appraiser.

    7. DURATION OF OPTIONS.

    (a) VESTING.

    (i) INITIAL OPTIONS AND SPECIAL OPTIONS. Each Initial Option and Special Option granted hereunder shall vest and become exercisable in 1/3 increments on each of the first, second and third anniversaries of the date such Initial Option or Special Option is granted; PROVIDED that the Optionee is in the service of the Company as a director on such date. In the event of the termination of the Optionee's service as a director of the Company prior to the third anniversary of the date such Initial Option or Special Option is granted, such Option, to the extent not yet vested, shall automatically and without notice terminate and become null and void.

    (ii) ANNUAL OPTIONS. Each Annual Option granted hereunder shall vest and become exercisable in full on the one year anniversary of the date such option is granted; PROVIDED that the Optionee is in the service of the Company as a director on such date. In the event of the termination of the Optionee's service as a director of the Company prior to the one year anniversary of the date such Annual Option is granted, such option shall automatically and without notice terminate and become null and void.

    (iii) DISCRETIONARY OPTIONS. Each Discretionary Option granted hereunder shall be subject to such vesting conditions as may be established by the Board of Directors and provided in the award agreement evidencing the award of such Discretionary Option.

    (b) Notwithstanding any provision of the Plan to the contrary (other than Section 7(a)), the unexercised portion of any option granted under the Plan shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

        (i) The expiration of 10 years from the date on which such option was granted; and

        (ii) The expiration of one year from the date the Optionee's service with the Company shall terminate for any reason.

    8. EXERCISE OF OPTIONS.

    (a) An option granted under the Plan shall be deemed exercised when the person entitled to exercise the option:

        (i) delivers written notice to the Company at its principal business office, directed to the attention of its Corporate Secretary, of the decision to exercise; and

        (ii) concurrently tenders to the Company full payment for the shares to be purchased pursuant to such exercise.

    (b) Payment for shares with respect to which an option is exercised may be made in any combination of the following: (i) by certified or official bank check payable to the Company (or the equivalent thereof acceptable to the Board of Directors); (ii) with the consent of the Board of Directors in its sole discretion, by personal check (subject to collection) and which may in the Board of Directors' discretion be deemed conditional; and (iii) by delivery of previously-acquired shares of Common Stock owned by the grantee for at least six months (or such longer or shorter period as the Board of Directors may prescribe that will not result in variable accounting treatment) having a fair market value (determined as of the option exercise date) equal to the portion of the option exercise price being paid thereby. In addition, subject to such rules as may be established by the Board of Directors, payment in accordance with clause
(a) of this Section 8 may be deemed to be satisfied by delivery to the Company of an assignment of a sufficient amount of the proceeds from the sale of Common Stock acquired upon exercise to pay for all of the Common Stock acquired upon exercise and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be made at the Optionee's direction at the time of exercise.

    9. NONTRANSFERABILITY OF OPTIONS. No option or any right evidenced thereby shall be transferable in any manner other than by will or the laws of descent and distribution, and, during the lifetime of an Optionee, only the Optionee (or the Optionee's court-appointed legal representative) may exercise an option.

    10. RIGHTS OF OPTIONEE. Neither the Optionee nor the Optionee's executor or administrator shall have any of the rights of a stockholder of the Company with respect to the shares subject to an option until certificates for such shares shall actually have been issued upon the due exercise of such option. Unless the Board of Directors otherwise determines in accordance with Section 13 below, no adjustment shall be made for any regular cash dividend for which the record date is prior to the date of such due exercise and full payment for such shares has been made therefor.

    11. RIGHT TO TERMINATE SERVICE. Nothing in the Plan or in any option shall confer upon any Optionee the right to continue in the services of the Company or affect the right of the Company to terminate the Optionee's service at any time, subject, however, to the provisions of any agreement between the Company and the Optionee.

    12. NONALIENATION OF BENEFITS. No right or benefit under the Plan shall be subject to anticipation, alienation, sale, assignment, hypothecation, pledge, exchange, transfer, encumbrance or charge, and any attempt to anticipate, alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void. To the extent permitted by applicable law, no right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities or torts of the person entitled to such benefits.

    13. ADJUSTMENT UPON CHANGES IN CAPITALIZATION, ETC. In the event that the Board of Directors determines that any dividend or other distribution (whether in the form of cash, shares of Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase shares of Common Stock or other securities of the Company, or other similar corporate transaction or event affects the shares of Common Stock such that an adjustment is determined by the Board of Directors in its discretion to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Board of Directors shall, in such manner as it may deem equitable, adjust any or all of (i) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or property) with respect to which options may be granted, (ii) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or property) subject to outstanding options, and
(iii) the grant or exercise price with respect to any option or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding option in consideration for the cancellation of such option.

    14. FORM OF AGREEMENTS WITH OPTIONEES. Each option granted pursuant to the Plan shall be evidenced by an individual agreement ("Agreement") in writing and shall have such form, terms and provisions, not inconsistent with the provisions of the Plan, as the Board of Directors shall provide for such option. In the event that any provisions of an Agreement differ from the terms of the Plan, the Plan provisions shall govern.

    15. PURCHASE FOR INVESTMENT. Whether or not the options and shares covered by the Plan have been registered under the Securities Act of 1933, as amended, each person exercising an option under the Plan may be required by the Company to give a representation in writing that such person is acquiring such shares for investment and not with a view to, or in connection with, the sale, transfer or distribution of any part thereof. The Company will endorse any necessary legend referring to the foregoing restriction upon the certificate or certificates representing any shares issued or transferred to the Optionee upon the exercise of any option granted under the Plan.

    16. TERMINATION AND AMENDMENT OF PLAN AND OPTIONS.

    (a) Unless the Plan shall theretofore have been terminated as hereinafter provided, options may be granted under the Plan, as provided in Section 4 hereof, prior to the tenth anniversary of the Effective Date on which date the Plan will expire, except as to options then outstanding under the Plan. Such options shall remain in effect until they have been exercised, have expired or have been canceled.

    (b) The Plan may be terminated or amended at any time by the Board of Directors; PROVIDED, HOWEVER, that (i) any such amendment shall comply with all applicable laws and applicable stock exchange listing requirements and (ii) any amendment for which stockholder approval is necessary to comply with any tax or regulatory requirement shall not be effective until such approval has been obtained.

    (c) No termination, modification or amendment of the Plan, without the consent of the Optionee, may adversely affect the rights of such person with respect to any option previously granted under the Plan.

    17. EFFECTIVE DATE OF PLAN. The Plan shall become effective upon approval of the Plan by the Company's stockholders (the "Effective Date").

    18. GOVERNMENT AND OTHER REGULATIONS. The obligation of the Company with respect to options granted under the Plan shall be subject to all applicable laws, rules and regulations and such approvals by any governmental agency as may be required, including, without limitation, the effectiveness of any registration statement required under the Securities Act of 1933, as amended, and the rules and regulations of any securities exchange on which the Common Stock may be listed.

    19. WITHHOLDING. The Company's obligation to deliver shares of Common Stock in respect of any option granted under the Plan shall be subject to any applicable federal, state and local tax withholding requirements. Federal, state and local withholding tax, if any, due upon the exercise of any option, may be paid in shares of Common Stock (including the withholding of shares subject to an option).

    20. SEPARABILITY. If any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of the Plan not declared to be unlawful or invalid. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

    21. NON-EXCLUSIVITY OF THE PLAN. Neither the adoption of the Plan by the Board of Directors nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitation on the power of the Board of Directors to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options and the awarding of stock and cash otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

    22. EXCLUSION FROM PENSION AND PROFIT-SHARING COMPUTATION. By acceptance of an option, each Optionee shall be deemed to have agreed that such grant is special incentive compensation that will not be taken into account, in any manner, as salary, compensation or bonus in determining the amount of any payment under any pension, retirement or other employee benefit plan of the Company or any of its affiliates. In addition, such option will not affect the amount of any life insurance coverage, if any, provided by the Company on the life of the Optionee.

    23. GOVERNING LAW. The Plan shall be governed by, and construed in accordance with, the laws of the State of New York.

                                                                       EXHIBIT B

                                LOEHMANN'S, INC.
                      DIRECTORS DEFERRED COMPENSATION PLAN

    1. PURPOSE. Loehmann's, Inc., a Delaware corporation (the "Company"), hereby adopts this Directors Deferred Compensation Plan (the "Plan") to promote the long-term growth and financial success of the Company by attracting and retaining non-employee directors of outstanding ability and assisting the Company in promoting a greater identity of interest between the Company's non-employee directors and its stockholders.

    2. ADMINISTRATION.

    (a) The Plan shall be administered by the Board of Directors of the Company (the "Board").

    (b) The Board shall have the authority (i) to exercise all of the powers granted to it under the Plan, (ii) to construe, interpret and implement the Plan and all documents executed pursuant to the Plan (including all election forms),
(iii) to prescribe, amend and rescind rules relating to the Plan, (iv) to make any determination necessary or advisable in administering the Plan and (v) to correct any defect, supply any omission and reconcile any inconsistency in the Plan.

    (c) The determination of the Board on all matters relating to the Plan or any document executed pursuant to the Plan shall be conclusive.

    (d) No member of the Board shall be liable for any action or determination made in good faith with respect to the Plan.

    3. ELIGIBILITY. Only directors of the Company who are not employees of the Company ("Eligible Directors") shall participate in the Plan.

    4. SHARES SUBJECT TO THE PLAN.

    (a) SHARES. For purposes of the Plan, "Shares" shall mean shares of common stock, par value $.01 per share, of the Company ("Common Stock") and any other stock into which such common stock shall thereafter be changed by reason of any merger, reorganization, recapitalization, consolidation, split-up, combination of shares or similar event as set forth in and in accordance with this Section 4.

    (b) SHARES AVAILABLE FOR AWARDS. Subject to Section 4(c) (relating to adjustments upon changes in capitalization), as of any date, the total number of Shares issuable under the Plan shall be 50,000. Shares that shall be issuable pursuant to the Plan shall be authorized and unissued Shares, treasury Shares or Shares purchased by, or on behalf of, the Company in open-market transactions.

    (c) ADJUSTMENTS. In the event of any stock split, stock dividend, stock change, reclassification, recapitalization or combination of shares that changes the character or amount of Common Stock, the number of Shares issuable under the Plan and the Share Units (as defined in Section 5(c)) then credited pursuant to
Section 5(c) shall be appropriately adjusted as determined by the Board in its sole discretion.

    5. PAYMENT OF FEES.

    (a) IN GENERAL. Subject to the timing requirements set forth in Section 5(b) below, commencing on the effective date of the Plan, each Eligible Director may elect either (i) to receive payment in cash of all or part of the annual cash retainer payable to such Eligible Director for services as a member of the Board and its committees and/or fees payable to such Eligible Director for meetings of the Board or committees of the Board, including fees for chairing committees ("Fees") on the date on which such amounts become payable, or (ii) to defer all or part of such Fees in accordance with the provisions of Section 5(b). Any payment that an Eligible Director has not elected to defer in accordance with the provisions of Section 5(b) shall be paid within 60 days after such amount becomes payable.

    (b) ELECTIVE DEFERRALS.

        (i) An Eligible Director may elect to defer the payment of Fees by submitting an election form (a "Deferred Payment Election Form") to the Board, indicating: (I) the percentage of the Fees that are to be deferred;
    (II) the date on which the commencement of payments of deferred amounts (the "Distribution Date") should begin, as contemplated by Section 5(e)(i); and
    (III) the percentage of such deferred amounts that shall be credited to the Share Unit Account and the Cash Account, as described in Sections 5(c) and 5(d) below, respectively. A Deferred Payment Election Form shall become effective with respect to the Eligible Director's Fees becoming payable with respect to services performed in the calendar year following the calendar year in which such Deferred Payment Election Form is submitted to the Board.

        (ii) An election under this Section 5(b) shall continue in effect until revoked by written notice to the Board or superseded by a new effective Deferred Payment Election Form; PROVIDED, HOWEVER, that (I) no revocation or supersession shall be effective to make any change with respect to amounts deferred pursuant to previously filed Deferred Payment Election Forms, and
    (II) no revocation of a Deferred Payment Election Form or supersession of such form by submission of a new Deferred Payment Election Form shall be effective to make any change with respect to Fees to be paid to the Eligible Director in respect of services in the calendar year in which such revocation or supersession occurs.

       (iii) An Eligible Director may designate, in an election form, one or more beneficiaries to receive any distributions under the Plan upon the death of the Eligible Director, and such designation may be changed at any time by submitting a new designation to the Board, which shall become effective immediately upon receipt by the Board.

    (c) SHARE DEFERRALS. An Eligible Director may elect to have all or part of the Fees (the "Deferred Amount") credited to an account (a "Share Unit Account") in units that are equivalent in value to Shares ("Share Units"). The Deferred Amount allocated to the Share Unit Account shall be credited to the Share Unit Account as of the first business day following the date on which the Eligible Director becomes entitled to payment of the Fees, as the case may be, and the number of Share Units credited to such Share Unit Account shall be an amount equal to the results obtained by dividing (i) the Deferred Amount allocated to the Share Unit Account by (ii) the Fair Market Value of a Share on the first business day following the date on which the Eligible Director becomes entitled to payment of the Fees, as the case may be. If Share Units exist in an Eligible Director's Share Unit Account on a dividend record date for the Company's Shares, the Share Unit Account shall be credited, on the dividend payment date, with an additional number of Share Units equal to (i) the cash dividend paid on one Share, times (ii) the number of Share Units in the Share Unit Account on the dividend record date, divided by (iii) the Fair Market Value of a Share on the dividend payment date.

    (d) CASH DEFERRALS. An Eligible Director may elect to have all or part of the Deferred Amount credited to a cash account (a "Cash Account"). The Deferred Amount allocated to the Cash Account shall be credited to the Cash Account on the first business day following the date on which the Eligible Director becomes entitled to payment of the Fees, as the case may be. As of the day prior to the date a distribution is made under this Plan and as of the last day of each quarter of each fiscal year of the Company, each Cash Account shall be credited with interest, compounded quarterly, payable at the prime rate announced from time to time by Citibank, N.A., or any successor thereto or such other rate as the Board may establish.

    (e) DISTRIBUTIONS.

        (i) DISTRIBUTION DATE. Each Eligible Director shall designate on a Deferred Payment Election

    Form a distribution date with respect to the Deferred Amount credited to the Eligible Director's Stock Unit Account and/or Cash Account thereafter which is not later than 10 years from the date the Fees become payable (the "Elected Distribution Date"). The amounts in an Eligible Director's Share Unit Account and Cash Account shall be paid on the first day of the month following the earlier of (I) the Elected Distribution Date, or (II) the Eligible Director's termination of service for any reason (the "Payment Date").

        (ii) DISTRIBUTION METHOD. Distributions shall be made from the Eligible Director's Share Unit Account in a single payment in the form of whole Shares valued at their Fair Market Value on the Payment Date and cash representing any fractional interest in a Share. Distributions shall be made from the Eligible Director's Cash Account in a single payment and shall be made in cash.

    6. FAIR MARKET VALUE. "Fair Market Value" shall mean, with respect to each Share for any day:

        (i) the average of the high and low closing bid prices of the shares of Common Stock on the NASDAQ National Market if shares are approved for quotation on such system, or if not so approved, the mean between the high and low sales price of the shares of Common Stock as reported on the New York Stock Exchange if shares of Common Stock are then trading upon such exchange or, if not then trading on such exchange then such average on such other stock exchange on which the shares of Common Stock are principally trading on such date, or if, there were no sales on such date, on the closest preceding date on which there were sales of shares of Common Stock; or

        (ii) in the event there shall be no public market for the shares of Common Stock on such date, the fair market value of the shares of Common Stock as determined in good faith by the Board of Directors based upon the valuation of an independent appraiser.

    7. ISSUANCE OF CERTIFICATES.

    (a) RESTRICTIONS ON TRANSFERABILITY. All Shares delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Company may deem advisable or legally necessary under any laws, rules, regulations and other legal requirements, including, without limitation, those of any stock exchange upon which the Shares are then listed and any applicable federal, state or foreign securities laws.

    (b) COMPLIANCE WITH LAWS. Anything to the contrary herein notwithstanding, the Company shall not be required to issue any Shares under the Plan if, in the opinion of the Company's legal counsel, the issuance and delivery of such Shares would constitute a violation by the Eligible Director or the Company of any applicable law or regulation of any governmental authority, including, without limitation, federal and state securities laws and the rules of any stock exchange on which the Company's securities may then be listed.

    If and to the extent that the Board determines that it would be illegal, impracticable or inadvisable to issue Shares under the Plan, the Board shall make any distribution of Shares otherwise required under the Plan in cash or such other property as may be reasonably acceptable to the distributee.

    8. WITHHOLDING AND OTHER OBLIGATIONS. The Company shall require as a condition of delivery of any Shares to an Eligible Director that such Director remit an amount sufficient to satisfy any foreign, federal, state, local and other governmental withholding tax requirements relating thereto and any indebtedness or other obligation of the Eligible Directors to the Company.

    9. PLAN AMENDMENTS AND TERMINATION. The Board may suspend or terminate the Plan at any time and may amend it at any time and from time to time, in whole or in part; provided, however, that no amendment or termination may adversely affect any rights of any Eligible Director with respect to amounts that have been deferred prior to the date of such amendment or termination without the affected Eligible Director's consent and; provided further, that any amendment for which stockholder approval is necessary to comply with any tax or regulatory requirement shall not be effective until such approval has been obtained.

    10. LISTING, REGISTRATION AND LEGAL COMPLIANCE. If the Board shall at any time determine that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the issuance of Shares or other rights hereunder or the taking of any other action hereunder (each such action being hereinafter referred to as a "Plan Action"), then such Plan Action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained. The term "Consent" as used herein with respect to any Plan Action means (i) the listing, registration or qualification of any Shares issued under the Plan on any securities exchange or under any foreign, federal, state or local law, rule or regulation, (ii) any and all consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory bodies or (iii) any and all written agreements and representations by an Eligible Director with respect to the disposition of Shares or with respect to any other matter that the Board shall deem necessary or desirable in order to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made.

    11. RIGHT OF DISCHARGE RESERVED. Nothing in the Plan shall confer upon any Eligible Director the right to continue in the service of the Company or affect any right that the Company may have to terminate the service of such Eligible Director.

    12. OTHER PAYMENTS OR AWARDS. By participation in the Plan, each Eligible Director so participating shall be deemed to have agreed that any payments made under the Plan are special incentive compensation that will not be taken into account, in any manner, as salary, compensation or bonus in determining the amount of any payment under any pension, retirement or other employee benefit plan of the Company or any of its affiliates. In addition, such participation will not affect the amount of any life insurance coverage, if any, provided by the Company on the life of any such Eligible Director.

    13. RIGHTS NOT TRANSFERABLE OR SUBJECT TO ALIENATION. No rights granted to an Eligible Director under this Plan may be sold, assigned or otherwise transferred by the Eligible Director other than by will or the laws of descent or distribution; all rights granted to an Eligible Director under this Plan may be exercised during the Eligible Director's lifetime only by such Eligible Director. An Eligible Director's rights to payments under the Plan are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment by his creditors or his beneficiaries.

    14. RIGHTS AS A STOCKHOLDER. An Eligible Director shall have no rights as a stockholder of the Company with respect to any Shares issuable under the Plan until such Shares have been delivered to the Eligible Director.

    15. UNFUNDED PLAN. The Plan shall be unfunded and shall not create (or be construed to create) a trust or separate fund. The Plan shall not establish any fiduciary relationship between the Company and any Eligible Director or other person and shall constitute a mere promise by the Company to make payments in the future. The Company may, in its sole discretion, establish a separate trust to hold assets set aside to provide benefits under the Plan, provided that no Eligible Director shall have an interest in the assets of any such trust and the assets of such trust shall be available to pay claims of the Company's general creditors on such terms and conditions as the trust may provide. To the extent any person holds any rights by virtue of a pending deferral under the Plan, such rights shall be no greater than the rights of an unsecured general creditor of the Company.

    16. GOVERNING LAW. The Plan shall be governed by, and construed in accordance with, the laws of the State of New York.

    17. SEVERABILITY. If any portion of the Plan is declared by any court or governmental authority to be invalid, such invalidity shall not affect any portion not declared to be invalid. Any portion so declared to be invalid shall, if possible, be construed in a manner that will give effect to the terms of such portion to the fullest extent possible while remaining valid.

    18. NOTICES. All notices and other communications hereunder shall be given in writing and shall be personally delivered against or sent by registered or certified mail, return receipt requested or by reputable overnight delivery service. Any notice shall be deemed given on the date of delivery or mailing, and if mailed, shall be addressed (a) to the Company, at 2500 Halsey Street, Bronx, New York 10461,
Attention: Corporate Secretary, and (b) to an Eligible Director, at the Eligible Director's principal residential address last furnished to the Company. Either party may, by notice, change the address to which notice to such party is to be given.

    19. SECTION HEADINGS. The Section headings contained herein are for convenience only and are not intended to define or limit the contents of said Sections.

    20. EFFECTIVE DATE. This Plan shall become effective upon approval by the Company's stockholders.

                                                                       EXHIBIT C

                                LOEHMANN'S, INC.
                              AMENDED AND RESTATED
                            NEW STOCK INCENTIVE PLAN

                                   ARTICLE 1
                                    GENERAL

    1.1 PURPOSE. The purpose of this New Stock Incentive Plan (the "Plan") is to provide for certain officers, directors and key employees of Loehmann's, Inc. (the "Company") and certain of its Affiliates an incentive to maintain and enhance the long-term performance and profitability of the Company. It is the further purpose of this Plan to permit the granting of awards that will constitute performance based compensation for certain executive officers, as described in section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder.

    1.2  ADMINISTRATION.

    (a) The Plan shall be administered by a committee (the "Committee") appointed by the Board of Directors of the Company (the "Board"), which committee shall consist of two or more directors. It is intended that the directors appointed to serve on the Committee shall be "Non-Employee Directors" (within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the "Act") and "outside directors" (within the meaning of Code section 162(m)) to the extent Rule 16b-3 and Code section 162(m), respectively, are applicable; however, the mere fact that a Committee member shall fail to qualify under either of the foregoing requirements shall not invalidate any award made by the Committee which award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board.

    (b) The Committee shall have the authority (i) to exercise all of the powers granted to it under the Plan, (ii) to construe, interpret and implement the Plan and any Plan agreements executed pursuant to Sections 2.3 and 2.9, (iii) to prescribe, amend and rescind rules and regulations relating to the Plan, (iv) to make all determinations necessary or advisable in administering the Plan, and
(v) to correct any defect, supply any omission and reconcile any inconsistency in the Plan.

    (c) The determination of the Committee on all matters relating to the Plan or any Plan agreement shall be conclusive.

    (d) No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any award hereunder.

    1.3 PERSONS ELIGIBLE FOR AWARDS. Awards under the Plan may be made to such officers, directors and executive, managerial or professional employees ("key personnel") of the Company or its Affiliates, as the Committee shall in its sole discretion select; provided, that officers and directors who are not employees of either the Company or an Affiliate shall not be eligible to receive awards under the Plan.

    1.4  TYPES OF AWARDS UNDER PLAN.

    (a) Awards may be made under the Plan in the form of (i) stock options ("options"), (ii) stock appreciation rights ("stock appreciation rights") related to an option ("related stock appreciation rights"), (iii) stock appreciation rights not related to any option ("unrelated stock appreciation rights"), (iv) restricted stock awards, (v) unrestricted stock awards, and (vi) performance awards, all as more fully set forth in Article 2.

    (b) Options granted under the Plan may be either (i) "nonqualified" stock options subject to the provisions of section 83 of the Internal Revenue Code of 1986, as amended (the "Code") or (ii) options intended to qualify for incentive stock option treatment described in Code section 422.

    (c) All options when granted are intended to be nonqualified stock options, unless the applicable Plan agreement explicitly states that an option is intended to be an incentive stock option. If an option is granted with the stated intent that it be an incentive stock option, and if for any reason such option (or any portion thereof) shall not qualify as an incentive stock option, then, to the extent of such nonqualification, such option (or portion) shall be regarded as a nonqualified stock option appropriately granted under the Plan provided that such option (or portion) otherwise satisfies the terms and conditions of the Plan relating to nonqualified stock options generally.

    1.5  SHARES AVAILABLE FOR AWARDS.

    (a) Subject to Section 3.5 (relating to adjustments upon changes in capitalization), as of any date the total number of shares of Common Stock with respect to which awards may be granted under the Plan shall be equal to the excess (if any) of (i) 446,892 shares, over (ii) the sum of (A) the number of shares subject to outstanding options, outstanding unrelated stock appreciation rights and outstanding restricted stock awards not vested pursuant to the lapse of restrictions granted under the Plan, (B) the number of shares previously issued pursuant to the exercise of options granted under the Plan, and (C) the number of shares in respect of which stock appreciation rights granted under the Plan shall have previously been exercised, (D) the number of shares previously vested pursuant to the lapse of restrictions under restricted stock awards granted under the Plan, (E) the number of shares issued pursuant to unrestricted stock awards, and (F) the number of shares underlying performance awards. In accordance with (and without limitation upon) the preceding sentence, if and to the extent an award under the Plan expires, terminates or is canceled for any reason whatsoever without the grantee having received any benefits of ownership (other than, in the case of forfeited restricted shares, voting rights and dividends that are likewise forfeited), the shares covered by such award shall again become available for future awards under the Plan.

    (b) Shares of Common Stock that shall be subject to issuance pursuant to the exercise of options or stock appreciation rights, the grant of restricted stock awards, unrestricted stock awards or performance awards made under the Plan shall be authorized and unissued or treasury shares of Common Stock.

    (c) Without limiting the generality of the preceding provisions of this
Section 1.5, the Committee may, but solely with the grantee's consent, agree to cancel any award under the Plan and issue a new award in substitution therefor upon such terms as the Committee may in its sole discretion determine, provided that the substituted award satisfies all applicable Plan requirements as of the date such new award is made.

    (d) In any year, a participant eligible for awards under the Plan may not be granted options and/or stock appreciation rights under the Plan covering a combined total of more than 223,446 shares of Common Stock.

    1.6  DEFINITIONS OF CERTAIN TERMS.

    (a) The term "Affiliate" as used herein means any person or entity which, at the time of reference, directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Company.

    (b) The term "Common Stock" as used herein means the shares of common stock of the Company, par value $.01 per share, as constituted on the effective date of the Plan, and any other shares into which such common stock shall thereafter be changed by reason of a recapitalization, merger, consolidation, split-up, combination, exchange of shares or the like.

    (c) Except as otherwise determined by the Committee in its sole discretion, the term "fair market value" as used herein as of any date and in respect of any share of Common Stock shall refer to the average of the high and low closing bid prices on the Nasdaq National Market if shares are approved for quotation on such system, or if not so approved then the mean between the high and low sales prices of a share of Common Stock as reported on the New York Stock Exchange if shares of Common Stock are then trading upon such exchange, or if not then trading on such exchange then such average on such other stock exchange on which shares of the Common Stock are principally trading, on such date. In no event shall the fair market value of any share be less than its par value.

                                   ARTICLE 2
                                 STOCK OPTIONS;
                           STOCK APPRECIATION RIGHTS;
                        STOCK AWARDS; PERFORMANCE AWARDS

    2.1 GRANT OF STOCK OPTIONS. The Committee may grant options under the Plan to purchase shares of Common Stock to such key personnel, and in such amounts and subject to such terms and conditions, as the Committee shall from time to time determine in its sole discretion, subject to the terms and provisions of this Plan.

    2.2  GRANT OF STOCK APPRECIATION RIGHTS.

    (a) The Committee may grant a related stock appreciation right in connection with all or any part of an option granted under the Plan, either at the time the related option is granted or any time thereafter prior to the exercise, termination or cancellation of such option, and subject to such terms and conditions as the Committee shall from time to time determine in its sole discretion, subject to the terms and provisions of the Plan. The grantee of a related stock appreciation right shall, subject to the terms and conditions of the Plan and the applicable Plan agreement, have the right to surrender to the Company for cancellation all or a portion of the related option granted under the Plan, but only to the extent that such option is then exercisable, and to be paid therefor an amount equal to the excess (if any) of (i) the aggregate fair market value of the shares of Common Stock subject to the option or portion thereof surrendered (determined as of the date of exercise of such stock appreciation right), over (ii) the aggregate appreciation base (determined pursuant to Section 2.3(d)) of the shares of Common Stock subject to the stock appreciation right or portion thereof surrendered.

    (b) The Committee may grant an unrelated stock appreciation right to such key personnel, and in such amount and subject to such terms and conditions as the Committee shall from time to time determine in its sole discretion, subject to the terms and provisions of the Plan. The grantee of an unrelated stock appreciation right shall, subject to the terms and conditions of the Plan and the applicable Plan agreement, have the right to surrender to the Company for cancellation all or a portion of such stock appreciation right, but only to the extent that such stock appreciation right is then exercisable, and to be paid therefor an amount equal to the excess (if any) of (i) the aggregate fair market value of the shares of Common Stock subject to the stock appreciation right or portion thereof surrendered (determined as of the date of exercise of such stock appreciation right), over (ii) the aggregate appreciation base (determined pursuant to Section 2.3(d)) of the shares of Common Stock subject to the stock appreciation right or portion thereof surrendered.

    (c) Payment due to the grantee upon exercise of a stock appreciation right shall be made (i) by check, (ii) in Common Stock (valued at the fair market value thereof as of the date of exercise), or (iii) partly in the manner provided in clause (i) and partly in the manner provided in clause (ii), all as determined by the Committee in its sole discretion. If the Committee shall determine to make all of such payments in Common Stock, no fractional shares shall be issued and no payments shall be made in lieu of fractional shares.

    2.3  AGREEMENTS EVIDENCING STOCK OPTIONS AND STOCK APPRECIATION RIGHTS.

    (a) Options and stock appreciation rights granted under the Plan shall be evidenced by written agreements ("Plan agreements") which shall contain such provisions not be inconsistent with the terms and provisions of the Plan as the Committee may in its sole discretion deem necessary or desirable.

    (b) Each Plan agreement with respect to the granting of an option or an unrelated stock appreciation right shall set forth the number of shares of Common Stock subject to the option or unrelated stock appreciation right granted thereby. Each Plan agreement with respect to the granting of a related stock appreciation right shall set forth the number of shares of Common Stock subject to the related option which shall also be subject to the related stock appreciation right granted thereby.

    (c) Each Plan agreement with respect to the granting of an option shall set forth the amount (the "option exercise price") payable by the grantee to the Company in connection with the exercise of the option evidenced thereby. The option exercise price per share shall in no event be less than 100% of the par value of a share of Common Stock on the date the option is granted.

    (d) Each Plan agreement with respect to a stock appreciation right shall set forth the amount (the "appreciation base") over which appreciation will be measured upon exercise of the stock appreciation right evidenced thereby. The appreciation base per share of Common Stock subject to a stock appreciation right shall in no event be less than (i) in the case of an unrelated stock appreciation right, 100% of the fair market value of a share of Common Stock on the date the stock appreciation right is granted, or (ii) in the case of a related stock appreciation right, the option exercise price per share of Common Stock subject to the related option.

    2.4 EXERCISE OF RELATED STOCK APPRECIATION RIGHT REDUCES SHARES SUBJECT TO OPTION. Upon any exercise of a related stock appreciation right or any portion thereof, the number of shares of Common Stock subject to the related option shall be reduced by the number of shares of Common Stock in respect of which such stock appreciation right shall have been exercised.

    2.5 EXERCISABILITY OF OPTIONS AND STOCK APPRECIATION RIGHTS. Subject to the other provisions of this Plan:

        (a) Except as hereinafter provided, each Plan agreement with respect to an option or stock appreciation right shall set forth the period during which and the conditions subject to which the option or stock appreciation right evidenced thereby shall be exercisable, such periods and conditions to be determined by the Committee in its discretion. Unless the applicable Plan agreement otherwise specifies: no option or stock appreciation right shall be exercisable prior to the first anniversary of the date of grant, and each option or stock appreciation right granted under the Plan shall become cumulatively exercisable with respect to 20% of the shares of Common Stock subject thereto, rounded down to the next lower full share, on the first anniversary of the date of grant, and with respect to an additional 20% of the shares of Common Stock subject thereto, rounded down to the next lower full share, on each of the second, third and fourth anniversaries of the date of grant, and shall become 100% exercisable on the fifth anniversary of the date of grant, and shall remain 100% exercisable until the day prior to the tenth anniversary of the date of grant and shall terminate and cease to be exercisable on the tenth anniversary of the date of grant.

        (b) Notwithstanding the foregoing or any other provision of the Plan, no Plan agreement shall permit an option or stock appreciation right to be exercisable more than 10 years after the date of grant.

        (c) Subject to any restrictions imposed by the applicable Plan agreement, a related stock appreciation right shall be exercisable at any time during the period that the related option may be exercised.

        (d) Unless the applicable Plan agreement otherwise provides, an option or stock appreciation right granted under the Plan may be exercised from time to time as to all or part of the full number of shares as to which such option or stock appreciation right shall then be exercisable.

        (e) An option or stock appreciation right shall be exercisable by the filing of a written notice of exercise with the Company, on such form and in such manner as the Committee shall in its sole discretion prescribe, and by payment in accordance with Section 2.6. Unless the applicable Plan agreement otherwise provides or the Committee in its sole discretion otherwise determines, the date of exercise of an option or stock appreciation right shall be the date the Company receives such written notice of exercise.

    2.6  PAYMENT OF OPTION PRICE.

    (a) Unless the applicable Plan agreement otherwise provides or the Committee, in its sole discretion otherwise determines, any written notice of exercise of an option shall be accompanied by payment of the full purchase price for the shares being purchased.

    (b) Payment of the option exercise price shall be made in any combination of the following: (i) by certified or official bank check payable to the Company (or the equivalent thereof acceptable to the Committee); (ii) with the consent of the Committee in its sole discretion, by personal check (subject to collection) and which may in the Committee's discretion be deemed conditional; and/or (iii) if and to the extent provided in the applicable Plan agreement, by delivery or previously-acquired shares of Common Stock owned by the grantee for at least six months (or such longer or shorter period as the Committee may prescribe) having a fair market value (determined as of the option exercise date) equal to the portion of the option exercise price being paid thereby, provided that the Committee may require, as a condition of accepting any such delivery of shares of Common Stock, that the grantee furnish, if so requested by the Committee, an opinion of counsel acceptable to the Company to the effect that such delivery would not result in the grantee incurring any liability under
Section 16(b) of the Act and does not require any Consent (as defined in Section 3.2). Payment in accordance with clause (i) of this Section 2.6 may be deemed to be satisfied, if and to the extent that the applicable Plan agreement so provides, by delivery to the Company of an assignment of a sufficient amount of the proceeds from the sale of Common Stock acquired upon exercise to pay for all of the Common Stock acquired upon exercise and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be made at the grantee's direction at the time of exercise, provided that the grantee furnish, if so requested by the Committee, an opinion of counsel acceptable to the Company to the effect that such delivery would not result in the grantee incurring any liability under Section 16(b) of the Act and does not require any Consent (as defined in Section 3.2). As soon as practicable after receipt of full payment, the Company shall, subject to the provisions of Section 3.2, deliver to the grantee a certificate or certificates for the shares of Common Stock so purchased, which certificate or certificates may bear such legends as the Company may deem appropriate concerning restrictions on their disposition in accordance with applicable federal and state securities laws, rules and regulations or otherwise.

    2.7 TERMINATION OF EMPLOYMENT. Subject to the other provisions of the Plan and except as the applicable Plan agreement may otherwise provide:

        (a) GENERAL RULE. All of a grantee's outstanding awards shall terminate upon his termination of employment for any reason (including death) except to the extent post-employment exercise of the vested portion of an award is permitted in accordance with this Section 2.7. The "vested portion" of any option or stock appreciation right shall mean the portion thereof which is exercisable immediately prior to the grantee's termination of employment for any reason.

        (b) IMPROPER ACTIVITY; QUITS. If the grantee's employment is terminated for cause or if the grantee quits employment, whether or not he is a party to a written employment contract, all options and stock appreciation rights granted to such grantee shall terminate and expire on the day the grantee's employment terminates. For purposes of this Section 2.7, a grantee's employment shall be deemed to have been terminated for "cause" if he is discharged on account of fraud or embezzlement or other unlawful or tortious conduct, whether or not involving or against the Company or any Affiliate, or for violation of a policy of the Company or any Affiliate or for serious and willful acts of misconduct detrimental to the business or reputation of the Company or any Affiliate (whether or not such acts constitute "cause" pursuant to any written employment contract with the grantee) or if he is discharged for "cause" or any like term as defined in any written employment contract with the grantee.

        (c) REGULAR TERMINATION; LEAVES OF ABSENCE. If the grantee's employment terminates for reasons other than as provided in subsection (b) or (d) of this Section 2.7, the vested portion of options and stock appreciation rights granted to such grantee may be exercised until the earlier of (a) 60 days after the day his employment terminates or (b) the date on which the options and stock appreciation rights otherwise terminate or expire in accordance with the applicable provisions of the Plan (disregarding this Section 2.7) and the Plan agreement; provided that the Committee may determine in its sole discretion such longer or shorter period for exercise in the case of an individual whose employment terminates solely because his employer ceases to be an Affiliate or he transfers his employment with the Company's consent to a purchaser of a business disposed of by the Company. The Committee may in its discretion determine (i) whether any leave of absence constitutes a termination of employment within the meaning of the Plan, and (ii) the impact, if any, of any such leave on awards under the Plan theretofore made to a grantee who takes any such leave.

        (d) DEATH. In the event that the grantee's employment terminates by reason of death, or if the grantee's employment shall terminate as described in Section 2.7(c) and he dies within the period for exercise provided for therein, the vested portion of his options and stock appreciation rights shall be exercisable by the person to whom the options and stock appreciation rights have passed under the grantee's will (or if applicable, pursuant to the laws of descent and distribution) until the earlier of (a) one year after the grantee's death or (b) the date on which the options and stock appreciation rights otherwise terminate or expire in accordance with the applicable provisions of the Plan (disregarding this Section 2.7) and the Plan agreement.

    2.8 SPECIAL ISO REQUIREMENTS. In order for a grantee to receive special tax treatment with respect to stock acquired under an option granted as an incentive stock option, the grantee of such option must be, at all times during the period beginning on the date of grant and ending on the day three months before the date of exercise of such option, an employee of the Company or any of the Company's parent or subsidiary corporations (within the meaning of Code section 424), or of a corporation or a parent or subsidiary corporation of such corporation issuing or assuming a stock option in a transaction in which Code section 424(a) applies. If an option granted under the Plan is intended to be an incentive stock option, and if the grantee, at the time of grant, owns stock possessing 10 percent or more of the total combined voting power of all classes of stock of the grantee's employer corporation or of its parent or subsidiary corporation, then (i) the option exercise price per share shall in no event be less than 110% of the fair market value of the Common Stock on the date of such grant and (ii) such option shall not be exercisable after the expiration of five years after the date such option is granted.

    2.9  RESTRICTED AND UNRESTRICTED STOCK AWARDS.

    (a) The Committee may grant restricted stock awards, alone or in tandem with other awards, under the Plan to such key personnel, subject to the terms and provisions of the Plan and subject to such restrictions, terms and conditions as the Committee shall determine in its sole discretion and as shall be evidenced by written Plan agreements. The vesting of a restricted stock award granted under the Plan may be conditioned upon the completion of a specified period of employment with the Company or any Affiliate, upon the attainment of specified performance goals, and/or upon such other criteria as the Committee may determine in its sole discretion.

    (b) The Committee may grant unrestricted stock awards, alone or in tandem with other awards, under the Plan to such key personnel, subject to such terms and conditions as the Committee shall determine in its sole discretion.

    (c) Each Plan agreement with respect to a restricted stock award shall set forth the amount (if any) to be paid by the grantee with respect to such award. If a grantee made any payment for a restricted stock award which does not vest, appropriate payment may be made to the grantee upon or following such forfeiture on such terms and conditions as the Committee may determine.

    (d) Unless otherwise provided in the applicable Plan agreement, if a grantee's employment terminates for any reason (including death) before all of his restricted stock awards have vested, or in the event any conditions to the vesting of restricted stock are not satisfied by the deadline therefor, such awards shall terminate and expire on the day the grantee's employment terminates or on the day of such deadline, as the case may be except to the extent post-employment vesting is permitted in accordance with the provisions of
Section 2.9(e). Any restricted stock awards that fail to vest in accordance with the provisions of this Section 2.9(d) shall terminate and expire, and any such unvested shares shall be returned to the Company, all on such terms and conditions as the Committee may determine.

    (e) Notwithstanding the provisions of Section 2.9(d), unless otherwise provided in the applicable Plan agreement, upon the grantee's death while in service, the portion of the grantee's restricted stock awards that would, but for such death, vest within three years following the grantee's death shall become vested on the date of such grantee's death.

    (f) The Committee may provide that a certificate or certificates representing restricted stock awards shall be registered in the grantee's name and bear an appropriate legend specifying that such share is not transferable and is subject to the provisions of the Plan and the restrictions, terms and conditions set forth in the applicable Plan agreement, or that such certificate or certificates shall be held in escrow by the Company on behalf of the grantee until such shares become vested or are forfeited, all on such terms and conditions as the Committee may determine. Except as the applicable Plan agreement may otherwise provide, no share of restricted stock may be assigned, transferred, or otherwise encumbered or disposed of by the grantee until such share has vested in accordance with the terms of such award. Subject to the provisions of Section 3.2, as soon as practicable after any restricted stock award shall vest, the Company shall issue or reissue to the grantee (or to his designated beneficiary in the event of the grantee's death) a certificate or certificates for the Common Stock represented by such restricted stock award without such restricted legend.

    (g) Except as the applicable Plan agreement may otherwise provide, a grantee shall have the right to vote and receive dividends on a restricted stock award granted under the Plan. To the extent provided in the applicable Plan agreement, any stock received as a dividend on, or in connection with a stock split of, a restricted stock award shall be subject to the same restrictions as such restricted stock.

    (h) Notwithstanding the foregoing or any other provision of the Plan, no Plan agreement shall permit a restricted stock award to vest more than 10 years after the date of grant.

    (i) PAYMENT OF PURCHASE PRICE. Unless an applicable Plan agreement otherwise provides or the Committee in its sole discretion otherwise determines, any amount payable by a grantee under any restricted stock award shall be payable at the time such award is granted in accordance with the provisions of Section 2.6(b).

    2.10  PERFORMANCE AWARDS.

    (a) GRANT OF AWARDS. The Committee may grant performance awards, alone or in tandem with other awards, under the Plan to such key personnel to acquire shares of Common Stock in such amounts and subject to such terms and conditions as the Committee shall from time to time in its sole discretion determine, subject to the terms of the Plan and as shall be evidenced by written Plan agreements.

    (b) PERFORMANCE AWARDS. Each performance award under the Plan shall relate to a specified maximum number of shares, and shall be exchangeable for all or a portion of such shares, or cash (or such other form of consideration as may be determined by the Committee equivalent in value thereto) in up to an amount equal to the fair market value of an equal number of unrestricted shares, at the end of such specified period (a "performance cycle") as may be established by the Committee. The number of such shares which may be deliverable pursuant to such performance award shall be based upon the degree of attainment over such performance cycle of such measure of the performance of the Company, one or more of its subsidiaries or Affiliates or the participant as may be established by the Committee. The Committee may provide for full or partial credit, prior to completion of such performance cycle or achievement of the degree of attainment of the measures of performance specified in connection with such performance award, in the event of the participant's death, normal retirement, early retirement, or total or permanent disability, or in such other circumstances as the Committee may determine to be fair and equitable to the participant or in the interest of the Company.

    (c) In the event that the Committee grants a performance award that is intended to constitute performance-based compensation within the meaning of Code section 162(m), the following rules shall apply: (i) payments under the performance award shall be made solely on account of the attainment of one or more objective performance goals pre-established in writing by the Committee not later than 90 days after the commencement of the period of service to which the performance award relates (or if less, after 25% of such period of service);
(ii) the performance goal(s) to which the performance award relates shall be based on one or more of the following business criteria applied to the participant, a business unit or the Company and/or an Affiliate: stock price, market share, sales, earnings per share, return on equity or costs; (iii) in any year, a participant may not be granted performance awards covering a total of more than 223,446 shares of Common Stock; and (iv) once granted, the Committee may not have discretion to increase the amount payable under such performance award.

                                   ARTICLE 3
                                 MISCELLANEOUS

    3.1  AMENDMENT OF THE PLAN; MODIFICATION OF AWARDS.

    (a) The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan and provided further that any such amendment, alteration, suspension, discontinuance or termination that would impair any rights under any award theretofore made under the Plan shall not to that extent be effective without the consent of the person to whom such award was made.

    (b) With the consent of the grantee and subject to the terms and conditions of the Plan (including Section 3.1(a)), the Committee may amend outstanding Plan agreements with such grantee, including, without limitation, any amendment which would (i) accelerate the time or times at which an award may vest or be exercised and/or (ii) extend the scheduled expiration date of the award.

    3.2  RESTRICTIONS.

    (a) If the Committee shall at any time determine that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any award under the Plan, the acquisition, issuance or purchase of shares or other rights hereunder or the taking of any other action hereunder (each such action being hereinafter referred to as a "Plan Action"), then such Plan Action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Committee. Without limiting the generality of the foregoing, in the event that (i) the Committee shall be entitled under the Plan to make any payment in cash, Common Stock or both, and (ii) the Committee shall determine that Consent is necessary or desirable as a condition of, or in connection with, payment in any one or more of such forms, then the Committee shall be entitled to determine not to make any payment whatsoever until such Consent shall have been obtained in the manner aforesaid.

    (b) The term "Consent" as used herein with respect to any Plan Action means
(i) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or other self-regulatory organization or under any federal, state or local law, rule or regulation, (ii) the expiration, elimination or satisfaction of any prohibitions, restrictions or limitations under any federal, state or local law, rule or regulation or the rules of any securities exchange or other self-regulatory organization, (iii) any and all written agreements and representations by the grantee with respect to the disposition of shares, or with respect to any other matter, which the Committee shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made, and (iv) any and all consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory bodies or any parties to any loan agreements or other contractual obligations of the Company or any of its Affiliates.

    3.3 NONTRANSFERABILITY. No award granted to any grantee under the Plan or under any Plan agreement shall be assignable or transferable by the grantee other than by will or by the laws of descent and distribution. During the lifetime of the grantee, all rights with respect to any award granted to the grantee under the Plan or under any Plan agreement shall be exercisable only by him.

    3.4  WITHHOLDING TAXES.

    (a) Whenever under the Plan shares of Common Stock are to be delivered upon exercise of an option or stock appreciation right or upon the lapse of restrictions on a restricted stock award or in connection with a performance award, the Committee shall be entitled, to require as a condition of delivery that the grantee remit an amount sufficient to satisfy all federal, state and other governmental withholding tax requirement related thereto. Whenever cash is to be paid under the Plan (whether upon the exercise of a stock appreciation right or otherwise), the Company shall be entitled as a condition of its payment to deduct therefrom, or from any salary or other payments due to the grantee, an amount sufficient to satisfy all federal, state and other governmental withholding tax requirements related thereto or to the delivery of any shares of Common Stock under the Plan.

    (b) Without limiting the generality of paragraph (a) above, a grantee may satisfy, in whole or in part, the foregoing withholding requirements by delivery of unrestricted shares of Common Stock owned by the grantee for at least six months (or such shorter or longer period as the Committee may approve or require) having a fair market value (determined as of the date of such delivery by the grantee) equal to all or part of the amount to be so withheld or by having the Company withhold from the number of shares of Common Stock otherwise issuable pursuant to the exercise of the award(s) giving rise to the tax withholding obligation a number of shares of Common Stock having a fair market value (determined as of the date of exercise of such award) equal to all or part of the amount to be so withheld. The Committee may require, as a condition of accepting any such delivery of shares of Common Stock, that the grantee furnish an opinion of counsel acceptable to the Company to the effect that such delivery would not result in the grantee incurring any liability under Section 16(b) of the Act.

    3.5 ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. If and to the extent specified by the Committee, the number or kind of shares of Common Stock which may be issued under the Plan, the number or kind of shares of Common Stock subject to options, unrelated stock appreciation rights, restricted stock awards and performance awards theretofore granted under the Plan, and the option exercise price and appreciation base of options and stock appreciation rights theretofore granted under the Plan, and the amount payable by a grantee in respect of an award may be appropriately adjusted (as the Committee may determine) for any increase or decrease in the number of issued shares of Common Stock resulting from the subdivision or combination of shares of Common Stock or other capital adjustments, or the payment of a stock dividend after the effective date of the Plan, or other increase or decrease in such shares of Common Stock effected without receipt of consideration by the Company; provided, however, that any options to purchase, common stock, unrelated stock appreciation rights or restricted stock awards covering fractional shares of Common Stock resulting from any such adjustment shall be eliminated, and provided further, that each incentive stock option granted under the Plan shall not be adjusted in a manner that causes such option to fail to continue to qualify as an "incentive stock option" within the meaning of Code section 422. Adjustments under this Section shall be made by the Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

    3.6 RIGHT OF DISCHARGE RESERVED. Nothing in the Plan or in any Plan agreement shall confer upon any officer, director, employee or other person the right to continue in the employment of the Company or any of its Affiliates or affect any right which the Company or any of its Affiliates may have to terminate the employment of such officer, director, employee or other person.

    3.7 NO RIGHTS AS A STOCKHOLDER. No grantee or other person exercising an option or stock appreciation right shall have any of the rights of a stockholder of the Company with respect to shares subject to an option or shares deliverable upon exercise of a stock appreciation right until the issuance of a stock certificate to him for such shares. Except as otherwise provided in Section 3.5, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued. In the case of a grantee of a restricted stock award which has not yet vested, the grantee shall have the rights of a stock holder of the company if and only to the extent provided in the applicable Plan agreement.

    3.8  NATURE OF PAYMENTS.

    (a) Any and all grants of options, stock appreciation rights or restricted stock awards and payments of cash or issuances of shares of Common Stock hereunder shall be granted, issued, delivered or paid, as the case may be, in consideration of services performed for the Company or for its Affiliates by the grantee.

    (b) All such grants, issuances and payments shall constitute a special incentive payment to the grantee and shall not, unless otherwise determined by the Committee, be taken into account in computing the amount of salary or compensation of the grantee for the purposes of determining any pension, retirement, death or other benefits under (i) any pension, retirement, life insurance or other benefit plan of the Company or any Affiliate or (ii) any agreement between the Company or any Affiliate, on the one hand, and the grantee on the other hand.

    (c) By accepting an award under the plan, the grantee shall thereby be understood to have waived any claim to continued exercise or vesting of an award or to damages or severance entitlement related to non-continuation of the award beyond the period provided herein or in the applicable Plan agreement, notwithstanding any contrary provision in any written employment contract with the grantee, whether any such contract is executed before of after the grant date of the award.

    3.9 NON-UNIFORM DETERMINATIONS. The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Plan agreements, as to (a) the persons to receive awards under the Plan, (b) the terms and provisions of awards under the Plan, (c) the exercise by the Committee of its discretion in respect of the exercise of stock appreciation rights pursuant to the terms of the Plan, and (d) the treatment of leaves of absence pursuant to Section 2.7(c).

    3.10 OTHER PAYMENTS OR AWARDS. Nothing contained in the Plan shall be deemed in any way to limit or restrict the Company, any Affiliate or the Committee from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

    3.11  REORGANIZATION.

    (a) In the event that the Company is merged or consolidated with another corporation and, whether or not the Company shall be the surviving corporation, there shall be any change in the shares of Common Stock by reason of such merger or consolidation, or in the event that all or substantially all of the assets of the Company are acquired by another person, or in the event of a reorganization or liquidation of the Company (each such event being herein-after referred to as a "Reorganization Event") or in the event that the Board shall propose that the Company enter into a Reorganization Event, then the Committee may in its discretion, by written notice to a grantee, provide that his options and stock appreciation rights will be terminated unless exercised within 30 days (or such longer period as the Committee shall determine in its sole discretion) after the date of such notice; and provided further that if the Committee takes such action the Committee also may in its discretion accelerate the dates upon which all outstanding options and stock appreciation rights of such grantee shall be exercisable. The Committee also may in its discretion, by written notice to a grantee, provide that the restrictions on his restricted stock awards may lapse in the event of a Reorganization Event upon such terms and conditions as the Committee may determine.

    (b) Whenever deemed appropriate by the Committee, the actions referred to in
Section 3.11(a) may be made conditional upon the consummation of the applicable Reorganization Event.

    3.12 NONCOMPETITION REQUIREMENT. Unless the Committee otherwise provides, during any period that an award continues to be exercisable or to vest following a grantee's termination of service with the Company and its Affiliates, such continued exercisability or vesting shall be conditioned on (a) the grantee not becoming associated with any entity, whether as principal, partner, employee, consultant or shareholder (other than as a holder of not more than one percent of the outstanding voting shares of any publicly traded corporation) that is actively engaged in any business which is in competition with any business of the Company or an Affiliate and (b) the grantee's compliance with any noncompetition, confidentiality or similar agreement applicable to the grantee under any employment or similar agreement or any written policy of the Company or its Affiliates. If any condition contained in this Section 3.12 shall be unenforceable by reason of the extent, duration or geographical scope thereof, or otherwise, then the court making such determination shall have the right to reduce such extent, duration, geographical scope or other provision in order to make this Section 3.12 enforceable in the manner contemplated hereby.

    3.13 SECTION HEADINGS. The section headings contained herein are for the purposes of convenience only and are not intended to define or limit the contents of said sections.

    3.14  EFFECTIVE DATE AND TERM OF PLAN.

    (a) This Plan shall be deemed adopted and become effective upon the approval thereof by the Board; provided that, notwithstanding any other provision of the Plan, no award made under the Plan shall be exercisable unless the Plan is approved, directly or indirectly, by (i) the express consent of stockholders holding at least a majority of the Company's voting stock voting in person or by proxy at a duly held stockholders' meeting, or (ii) the unanimous written consent of the stockholders of the Company, within 12 months before or after the date the Plan is adopted.

    (b) The Plan shall terminate 10 years after the earlier of the date on which it becomes effective or the date on which it is approved by shareholders, and no awards shall thereafter be made under the Plan. Notwithstanding the foregoing, all awards made under the Plan prior to such termination date shall remain in effect until such awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable Plan agreement.

    3.15 GOVERNING LAW. This Plan shall be governed by the laws of the State of New York applicable to agreements made and to be performed entirely within such state.

Proxy Card

                          LOEHMANN'S, INC.
                                PROXY
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF LOEHMANN'S, INC. FOR THE
        ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 19, 1997

     The undersigned hereby (i) acknowledge(s) receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement dated May 9, 1997, relating to the Annual Meeting of Stockholders of LOEHMANN'S, INC. (the "Company") to be held June 19, 1997 and (ii) appoints Robert N. Friedman, Philip Kaplan and Robert Glass, as proxies, with full power of substitution, and authorizes them, or any of them, to vote all shares of Common Stock of the Company standing in the name of the undersigned at said meeting or any adjournment thereof upon the matters specified on the reverse side of this card and upon such other matters as may be properly brought before the meeting, conferring discretionary authority upon such proxies as to such other matters. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4, 5 AND 6.

The proxies are authorized to vote upon such other business as may properly come before the meeting as recommended by the Board of Directors.

STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE IN PERSON EVEN THOUGH THEY HAVE PREVIOUSLY MAILED THIS PROXY CARD.

                           (Continued on reverse side)


                                                       Please Detach and Mail in the Envelope Provided


A /X/ Please mark your
      votes as in this
      example.


                        WITHHOLD     PLEASE MARK, DATE, SIGN AND MAIL THIS PROXY CARD IN THE ENVELOPE
                   FOR  AUTHORITY    PROVIDED, NO POSTAGE IS REQUIRED FOR DOMESTIC MAILING.  PLEASE
                                     SIGN EXACTLY AS NAME APPEARS BELOW.                                      FOR  AGAINST  ABSTAIN



    1. Election     /      /
       of                          Nominees: Richard E. Kroon      2. Approval of Amended and Restated         /       /        /
       Directors                                                       Certificate of Incorporation which,
                                                                      among other things, reduces the
    For, except vote withheld from           Christine A. Mohr        number of authorized shares of
    the following nominees(s):                                        Preferred Stock to 1,000,000.

                                                                   3. Approval of the Loehmann's, Inc.         /       /        /
                                                                      Stock Option Plan for Non-Employee
                                                                      Directors.

---------------------------------                                  4. Approval of the Loehmann's, Inc.        /        /        /
                                                                      Directors Deferred

                                                                   5. Approval of Amended and Restated New    /        /        /
                                                                      Stock Incentive Plan, to, among other
                                                                      things, increase the aggregate number
                                                                      of shares authorized for issuance under
                                                                      such Incentive Plan by 200,000 and make
                                                                      certain other changes to reflect recent
                                                                      changes to applicable securities
                                                                      regulations.

                                                                   6. Ratify the appointment of Ernst & Young LLP /     /       /
                                                                      as the Company's independent public
                                                                      accountants for the fiscal year ended
                                                                      January 31, 1998.


                                                                             Please check this box if you plan to attend
                                                                             the meeting                                         /


      Signature(s)                                                                                          Date
                   ---------------------------------------------- ----------------------------------------        ----------------
      Note:  Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as executor, administrator, trustee or guardian, please give full title as such. If a corporation name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.
